SL GREEN REALTY CORP.

FOURTH QUARTER 2016 SUPPLEMENTAL DATA

December 31, 2016

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•
SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

SLG Interest
We highlight to investors that 'SLG Interest' is computed by multiplying each financial statement line items by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statement
This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter and year ended December 31, 2016 that will be released on Form 10-K to be filed on or before February 27, 2017.

2

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Supplemental Definitions	4
Corporate Profile	5
Highlights	6-12
Comparative Balance Sheets	13-14
Comparative Statements of Operations	15
Comparative Computation of FFO and FAD	16
Consolidated Statement of Equity	17
Joint Venture Statements	18-20

Selected Financial Data	21-24
Debt Summary Schedule	25-27
Summary of Ground Lease Arrangements	28

Debt and Preferred Equity Investments	29-31

Selected Property Data
Composition of Property Portfolio	32-39
Largest Tenants	40
Tenant Diversification	41
Leasing Activity Summary	42-45
Annual Lease Expirations	46-48

Summary of Real Estate Acquisition/Disposition Activity	49-53
Corporate Information	54
Analyst Coverage	55

3

SUPPLEMENTAL DEFINITIONS

Annualized cash rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

EBITDA is calculated by adding transaction related costs and losses on early extinguishment of debt to operating income. Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year, and excludes development properties prior to being stabilized for both the current and prior year.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures. Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

4

CORPORATE PROFILE

SL Green Realty Corp., an S&P 500 company and New York City's largest office landlord, is a fully integrated real estate investment trust, or REIT, that is focused primarily on acquiring, managing, and maximizing value of Manhattan commercial properties.

Our core business is the ownership of high-quality commercial properties, and our primary business objective is to maximize the total return to stockholders, through strategically acquiring, redeveloping, and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow. The commercial real estate expertise resulting from owning, operating, investing, and lending in Manhattan for over 34 years has enabled us to invest in a collection of premier office and retail properties, selected multifamily residential assets, and high-quality debt and preferred equity investments.

As of December 31, 2016, the Company held interests in 127 Manhattan buildings totaling 47.8 million square feet. This included ownership interests in 28.1 million square feet of commercial buildings and debt and preferred equity investments secured by 19.7 million square feet of buildings. In addition, the Company held ownership interests in 30 suburban buildings totaling 4.8 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

5

FOURTH QUARTER 2016 HIGHLIGHTS Unaudited

Summary
New York, NY, January 25, 2017 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended December 31, 2016 of $44.0 million, or $0.44 per share as compared to net income attributable to common stockholders of $101.3 million, or $1.01 per share for the same quarter in 2015. Net income attributable to common stockholders for the quarter ended December 31, 2016 includes $27.8 million, or $0.26 per share, of net gains recognized from the sale of real estate as compared to $57.3 million, or $0.55 per share, of net gains recognized from the sale of real estate and purchase price fair value adjustments for the same quarter in 2015.
The Company also reported net income attributable to common stockholders for the year ended December 31, 2016 of $234.9 million, or $2.34 per share as compared to net income attributable to common stockholders of $269.1 million, or $2.70 per share for the same period in 2015.
The Company reported funds from operations, or FFO, for the quarter ended December 31, 2016 of $150.8 million, or $1.43 per share, net of transaction related costs of $1.6 million, or $0.02 per share, as compared to FFO for the same period in 2015 of $167.2 million, or $1.61 per share, net of transaction related costs of $1.4 million, or $0.01 per share.
The Company also reported FFO for the year ended December 31, 2016 of $869.9 million, or $8.29 per share, net of transaction related costs of $10.6 million, or $0.10 per share, as compared to FFO for the same period in 2015 of $661.8 million, or $6.38 per share, net of transaction related costs of $11.5 million, or $0.11 per share.
FFO for the current year includes a lease termination fee of $94.0 million, or $0.90 per share, and a write-off of accounting related balances of $75.3 million, of $0.72 per share, related to the early lease termination and sale of 388-390 Greenwich Street to Citigroup, Inc. ("Citi"). FFO for the current year also includes $41.1 million, or $0.39 per share, of additional income related to the recapitalization of a debt investment, as well as promote income of $10.8 million, or $0.10 per share, related to the sale of 33 Beekman Street, offset by $17.4 million, or $0.17 per share, of accounting write-offs related to space previously leased to Aeropostale at 1515 Broadway.
All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity
For the quarter ended December 31, 2016, the Company reported consolidated revenues and operating income of $374.2 million and $199.5 million, respectively, compared to $425.4 million and $259.6 million, respectively, for the same period in 2015. For the year ended December 31, 2016, the Company reported consolidated revenues and operating income of $1.9 billion and $1.2 billion, respectively, compared to $1.7 billion and $1.0 billion, respectively, for the same period in 2015.
Same-store cash NOI on a combined basis increased by 5.5% to $185.3 million for the quarter ended December 31, 2016 as compared to the same period in 2015. For the quarter, consolidated property same-store cash NOI increased by 5.2% to $164.6 million and unconsolidated joint venture property same-store cash NOI increased by 8.0% to $20.6 million in 2016 as compared to the same period in 2015.
Same-store cash NOI on a combined basis increased by 6.0% to $720.0 million for the year ended December 31, 2016 as compared to $679.4 million for the same period in 2015. For the year ended December 31, 2016, consolidated property same-store cash NOI increased by 5.9% to $640.8 million and unconsolidated joint venture property same-store cash NOI increased by 6.7% to $79.2 million, as compared to the same period in 2015.
During the fourth quarter, the Company signed 31 office leases in its Manhattan portfolio totaling 414,977 square feet. Nineteen leases comprising 202,839 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $76.12 per rentable square foot, representing a 18.6% increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the fourth quarter was 8.6 years and average tenant concessions were 6.8 months of free rent with a tenant improvement allowance of $64.79 per rentable square foot.
During the year ended December 31, 2016, the Company signed 169 office leases in its Manhattan portfolio totaling 3,168,231 square feet. One hundred twenty-seven leases comprising 2,624,060 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is

6

FOURTH QUARTER 2016 HIGHLIGHTS Unaudited

calculated. Those replacement leases had average starting rents of $71.48 per rentable square foot, representing a 27.6% increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the year ended December 31, 2016 2016 was 11.9 years and average tenant concessions were 4.5 months of free rent with a tenant improvement allowance of $48.16 per rentable square foot.
Same-store occupancy for the Company's Manhattan portfolio was 97.1% at December 31, 2016, inclusive of 244,337 square feet of leases signed but not yet commenced as compared to 97.2% at December 31, 2015 and 97.5% at September 30, 2016.
During the fourth quarter, the Company signed 20 office leases in its Suburban portfolio totaling 81,522 square feet. Twelve leases comprising the remaining 56,804 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $36.42 per rentable square foot, representing a 10.9% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the fourth quarter was 5.3 years and average tenant concessions were 3.5 months of free rent with a tenant improvement allowance of $16.76 per rentable square foot.
During the year ended December 31, 2016, the Company signed 86 office leases in its Suburban portfolio totaling 638,184 square feet. Fifty leases comprising the remaining 391,712 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $38.41 per rentable square foot, representing a 6.1% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the year ended December 31, 2016 was 6.8 years and average tenant concessions were 6 months of free rent with a tenant improvement allowance of $26.11 per rentable square foot.
Same-store occupancy for the Company's Suburban portfolio was 85.1% at December 31, 2016, inclusive of 30,160 square feet of leases signed but not yet commenced, as compared to 83.3% at December 31, 2015 and 85.4% at September 30, 2016.

Significant leases that were signed during the fourth quarter included:

•	New lease on 69,214 square feet with Nike at 650 Fifth Avenue for 15 years;

•	New lease on 66,297 square feet with Nixon Peabody at 55 W. 46th Street, also known as Tower 46, for 15 years;

•	New lease on 56,932 square feet with Antares Capital at 280 Park Avenue for 13.3 years;

•	New lease on 53,490 square feet with PDT Partners at 1745 Broadway for 2.0 years;

•	Renewal on 48,713 square feet with Landmark Worldwide at 315 West 33rd Street, also known as The Olivia, bringing the remaining lease term to 15.3 years;

•	New lease on 45,045 square feet with Comcast Cable Communications at Tower 46 for 10 years;

•	Renewal on 40,334 square feet with Equinox at 420 Lexington Avenue, also known as The Graybar Building, bringing the remaining lease term to 20.0 years;

•	Renewal on 31,556 square feet with Highbridge Capital Management at 1350 Avenue of the Americas bringing the remaining term to 2.5 years;

•	Renewal on 16,708 square feet with New York State United Teachers at 520 White Plains Road in Tarrytown, New York, bringing the remaining lease term to 1.8 years.
Marketing, general and administrative, or MG&A, expenses for the year ended December 31, 2016 were $99.8 million, or 4.7% of total combined revenues and an annualized 53 basis points of total combined assets.
Real Estate Investment Activity
In October, the Company closed on the previously announced sale of a 49% interest in the entity that owns 400 East 57th Street for a gross asset valuation of $170.0 million and recognized a gain on sale of $23.9 million.
In November 2016, the Company obtained consent to the modifications to the mortgage on 11 Madison Avenue sought by the Company in conjunction with the sale of a 40% beneficial interest in the property to PGIM Real Estate. Obtaining these modifications results in the Company achieving sale accounting on the transaction thereby recognizing a gain on sale of $3.6

7

FOURTH QUARTER 2016 HIGHLIGHTS Unaudited

million, and terminates the right of PGIM Real Estate to require the Company to repurchase the interest they acquired if the modification was not obtained.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.64 billion at December 31, 2016 at a weighted average current yield of 9.3%, excluding $0.34 billion of debt and preferred equity investments that are included in other balance sheet line items for accounting purposes. During the fourth quarter, the Company originated new debt and preferred equity investments totaling $485.0 million, of which $415.0 million was retained and $332.2 million was funded, at a weighted average current yield of 9.0%. During the fourth quarter, the Company recorded $237.3 million of principal reductions from investments that were repaid and sold/syndicated.
Financing Activity
In December, Fitch Ratings upgraded the Rating Outlook of the Company to Positive from Stable and affirmed the Issuer Default Rating (IDR) at 'BBB-'.
In January, the Company closed on the refinancing of 315 West 33rd Street, also known as The Olivia. The $250.0 million financing has a 10-year term and carries a fixed interest rate of 4.236%.
In January, the Company, along with its joint venture partner, closed on the refinancing of 1745 Broadway. The $375.0 million financing, of which $345.0 million was funded at closing, has a 3-year term with two 1-year extension options, carries a floating interest rate of LIBOR + 1.85%, and replaces the previous $340.0 million of indebtedness on the property.
In January, the Company closed on the refinancing of 485 Lexington Avenue. The $450.0 million financing has a 10-year term, carries a fixed effective interest rate of 4.22% and replaces the previous $450.0 million of indebtedness on the property.
In December, the Company closed on the refinancing of 1-7 Landmark Square in Stamford, Connecticut. The $100.0 million financing has a 10-year term, carries a fixed effective interest rate of 4.91% and replaces the previous $77.9 million of indebtedness on the property.

In October, the Company, along with its joint venture partner, closed on the refinancing of 400 East 58th Street. The $40.0 million financing has a 10-year term, carries a fixed interest rate of 3.00%, and replaces the previous $28.5 million of indebtedness on the property.
Dividends
During the fourth quarter of 2016, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

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$0.775 per share of common stock, which was paid on January 17, 2017 to shareholders of record on the close of business on January 3, 2017. The annual dividend of $3.10 per share represents a 7.6 percent increase over the prior year; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period October 15, 2016 through and including January 14, 2017, which was paid on January 17, 2017 to shareholders of record on the close of business on January 3, 2017, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 26, 2017 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Event Calendar & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 46669272.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using pass-code 46669272. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Event Calendar & Webcasts”.

8

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Earnings Per Share
Net income available to common stockholders - diluted	$0.44	$0.34	$1.33	$0.23	$0.96
Funds from operations (FFO) available to common stockholders - diluted	$1.43	$1.63	$3.39	$1.84	$1.61

Common Share Price & Dividends
Closing price at the end of the period	$107.55	$108.10	$106.47	$96.88	$112.98
Closing high price during period	$112.89	$119.20	$106.72	$110.92	$121.80
Closing low price during period	$94.23	$102.56	$95.51	$80.54	$108.56
Common dividend per share	$0.775	$0.72	$0.72	$0.72	$0.72

FFO payout ratio (trailing 12 months)	35.4%	34.0%	32.5%	39.3%	39.6%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	59.4%	61.9%	58.5%	71.0%	77.5%

Common Shares & Units
Common shares outstanding	100,562	100,264	100,164	100,081	99,975
Units outstanding	4,364	4,495	4,504	4,001	3,746
Total common shares and units outstanding	104,926	104,759	104,668	104,082	103,721

Weighted average common shares and units outstanding - basic	104,794	104,730	104,476	104,025	103,587
Weighted average common shares and units outstanding - diluted	105,168	105,143	104,792	104,259	104,055

Market Capitalization
Market value of common equity	$11,284,791	$11,324,448	$11,144,002	$10,083,464	$11,718,399
Liquidation value of preferred equity/units	532,009	532,309	532,460	534,869	512,516
Consolidated debt (1)	6,290,019	6,237,641	7,796,092	9,796,167	10,434,748
Consolidated market capitalization	$18,106,819	$18,094,398	$19,472,554	$20,414,500	$22,665,663
SLG portion of JV debt	2,742,857	2,694,274	1,854,131	1,690,200	1,718,031
Combined market capitalization	$20,849,676	$20,788,672	$21,326,685	$22,104,700	$24,383,694

Consolidated debt to market capitalization (2)	34.7%	34.5%	40.0%	48.0%	46.0%
Combined debt to market capitalization (2)	43.3%	43.0%	45.2%	52.0%	49.8%

Consolidated debt service coverage (trailing 12 months)	3.39x	3.33x	3.29x	2.88x	2.85x
Consolidated fixed charge coverage (trailing 12 months)	2.91x	2.89x	2.87x	2.52x	2.50x
Combined debt service coverage (trailing 12 months)	2.97x	2.93x	2.90x	2.54x	2.52x
Combined fixed charge coverage (trailing 12 months)	2.58x	2.57x	2.56x	2.25x	2.23x

(1) Includes debt associated with assets held for sale.
(2) Includes the liquidation value of preferred equity/units.

Supplemental Information	9	Fourth Quarter 2016

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Selected Balance Sheet Data
Real estate assets before depreciation	$12,743,332	$12,608,861	$15,015,226	$16,550,051	$16,718,324
Investments in unconsolidated joint ventures	$1,890,186	$1,860,912	$1,126,486	$1,146,085	$1,203,858
Debt and preferred equity investments	$1,640,412	$1,453,234	$1,357,181	$1,378,616	$1,670,020
Cash and cash equivalents	$279,443	$405,896	$276,226	$316,205	$255,399
Investment in marketable securities	$85,110	$60,352	$39,339	$43,915	$45,138

Total assets	$15,857,787	$15,790,942	$17,544,223	$19,585,715	$19,727,426

Fixed rate & hedged debt	$5,184,434	$5,226,651	$6,344,936	$6,887,280	$7,232,254
Variable rate debt (1)	1,105,585	1,010,990	1,451,155	2,908,887	3,173,494
Total consolidated debt	$6,290,019	$6,237,641	$7,796,091	$9,796,167	$10,405,748
Deferred financing costs, net of amortization	(82,258)	(87,591)	(101,521)	(105,543)	(130,515)
Total consolidated debt, net	$6,207,761	$6,150,050	$7,694,570	$9,690,624	$10,275,233

Total liabilities	$7,330,984	$7,275,544	$9,008,192	$11,178,777	$11,301,387

Fixed rate & hedged debt - including SLG portion of JV debt	$6,718,900	$6,720,214	$6,998,500	$7,895,076	$8,275,130
Variable rate debt - including SLG portion of JV debt (1)	2,313,976	2,211,700	2,651,723	3,591,291	3,848,649
Total combined debt	$9,032,876	$8,931,914	$9,650,223	$11,486,367	$12,123,779

Selected Operating Data
Property operating revenues	$329,370	$334,612	$465,425	$391,218	$367,843
Property operating expenses	(147,355)	(151,896)	(145,755)	(149,502)	(144,077)
Property NOI	$182,015	$182,716	$319,670	$241,716	$223,766
SLG share of property NOI from JVs	53,733	41,365	36,306	36,124	33,488
Total property NOI - combined	$235,748	$224,081	$355,976	$277,840	$257,254
Investment income	38,661	75,396	44,214	54,737	44,540
Other income	6,211	6,673	107,975	9,489	13,007
Marketing general & administrative expenses	(25,785)	(25,458)	(24,484)	(24,032)	(22,734)
SLG share of investment income and other income from JVs	6,962	5,389	3,953	8,547	6,391
EBITDA - combined	$261,797	$286,081	$487,634	$326,581	$298,458

(1) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Fourth Quarter 2016

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015

Selected Operating Data
Property operating revenues	$297,431	$301,165	$432,422	$361,584	$338,254
Property operating expenses	124,022	133,725	127,057	131,267	124,302
Property NOI	$173,409	$167,440	$305,365	$230,317	$213,952

Other income - consolidated	$851	$1,951	$95,333	$1,648	$3,088

SLG share of property NOI from unconsolidated JV	$53,522	$44,249	$36,083	$40,714	$36,171

Portfolio Statistics
Consolidated office buildings in service	24	24	25	27	27
Unconsolidated office buildings in service	7	7	6	6	5
	31	31	31	33	32

Consolidated office buildings in service - square footage	16,054,606	16,054,606	18,368,606	21,003,606	21,003,606
Unconsolidated office buildings in service - square footage	6,558,139	6,558,139	4,244,139	4,244,139	3,024,981
	22,612,745	22,612,745	22,612,745	25,247,745	24,028,587

Same-store combined office occupancy (consolidated + JV)	95.8%	96.3%	96.5%	96.2%	96.2%
Same-store combined office occupancy inclusive of leases signed not yet commenced	97.1%	97.5%	97.4%	97.4%	97.2%

Office Leasing Statistics
Total office leases commenced	21	42	50	47	42

Commenced office square footage filling vacancy	17,202	109,247	37,556	643,979	91,396
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	154,379	1,085,757	661,197	617,028	299,375
Total office square footage commenced	171,581	1,195,004	698,753	1,261,007	390,771

Average starting cash rent psf - office leases commenced	$70.94	$73.22	$67.55	$70.66	$65.48
Previously escalated cash rent psf - office leases commenced	$67.47	$61.84	$60.41	$48.71	$56.80
Increase in new cash rent over previously escalated cash rent (2)	5.1%	18.4%	11.8%	45.1%	15.3%
Average lease term	7.1	10.5	6.8	13.0	9.1
Tenant concession packages psf	$48.53	$40.40	$20.64	$57.64	$23.70
Free rent months	4.9	4.2	2.6	7.5	4.1

(1) Property data includes operating properties, retail, residential, development, redevelopment, and land.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	11	Fourth Quarter 2016

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015

Selected Operating Data
Property operating revenues	$27,405	$28,942	$28,276	$27,934	$29,897
Property operating expenses	15,199	15,211	14,838	14,891	16,247
Property NOI	$12,206	$13,731	$13,438	$13,043	$13,650

Other income - consolidated	$1,047	$118	$624	$759	$80

SLG share of property NOI from unconsolidated JV	$211	$120	$228	$647	$409

Portfolio Statistics
Consolidated office buildings in service	25	25	26	26	26
Unconsolidated office buildings in service	2	2	2	2	3
	27	27	28	28	29

Consolidated office buildings in service - square footage	4,113,800	4,113,800	4,235,300	4,235,300	4,235,300
Unconsolidated office buildings in service - square footage	640,000	640,000	640,000	640,000	705,641
	4,753,800	4,753,800	4,875,300	4,875,300	4,940,941

Same-store combined office occupancy (consolidated + JV)	84.4%	83.7%	82.9%	84.3%	81.4%
Same-store combined office occupancy inclusive of leases signed not yet commenced	85.1%	85.4%	83.9%	84.9%	83.3%

Office Leasing Statistics
Total office leases commenced	24	20	19	34	30

Commenced office square footage filling vacancy	66,425	43,111	63,105	112,469	43,516
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	63,040	77,869	104,704	203,690	167,798
Total office square footage commenced	129,465	120,980	167,809	316,159	211,314

Average starting cash rent psf - office leases commenced	$35.86	$35.40	$38.42	$37.66	$32.16
Previously escalated cash rent psf - office leases commenced	$32.29	$34.61	$37.46	$35.84	$31.58
Increase in new cash rent over previously escalated cash rent (2)	11.1%	2.3%	2.8%	5.1%	1.8%
Average lease term	7.0	5.5	9.4	6.7	5.9
Tenant concession packages psf	$17.92	$26.04	$36.77	$30.61	$25.56
Free rent months	6.5	3.1	8.8	5.4	3.4

(1) Property data includes operating properties, retail, residential, development, redevelopment, and land.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	12	Fourth Quarter 2016

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,309,710	$3,347,482	$4,108,821	$4,115,982	$4,779,159
Building and improvements	7,948,852	7,777,647	9,362,614	9,334,385	10,423,739
Building leasehold and improvements	1,437,325	1,436,287	1,435,255	1,431,238	1,431,259
Properties under capital lease	47,445	47,445	47,445	47,445	47,445
	12,743,332	12,608,861	14,954,135	14,929,050	16,681,602
Less: accumulated depreciation	(2,264,694)	(2,190,142)	(2,166,059)	(2,100,109)	(2,060,706)
Net real estate	10,478,638	10,418,719	12,788,076	12,828,941	14,620,896

Other real estate investments:
Investment in unconsolidated joint ventures	1,890,186	1,860,912	1,126,486	1,146,085	1,203,858
Debt and preferred equity investments, net (1)	1,640,412	1,453,234	1,357,181	1,378,616	1,670,020

Assets held for sale, net	—	117,159	39,642	1,891,575	34,981
Cash and cash equivalents	279,443	405,896	276,226	316,205	255,399
Restricted cash	90,524	100,195	166,905	179,938	233,578
Investment in marketable securities	85,110	60,352	39,339	43,915	45,138
Tenant and other receivables, net of $16,592 reserve at 12/31/16	53,772	55,976	57,551	55,441	63,491
Related party receivables	15,856	14,840	13,059	15,148	10,650
Deferred rents receivable, net of reserve for
tenant credit loss of $25,203 at 12/31/16	442,179	430,642	443,981	428,334	498,776
Deferred costs, net	267,600	252,179	256,303	246,503	239,920
Other assets	614,067	620,838	979,474	1,055,014	850,719

Total Assets	$15,857,787	$15,790,942	$17,544,223	$19,585,715	$19,727,426

(1) Excludes debt and preferred equity investments totaling $339.2 million with a weighted average current yield of 7.90% that are included in other balance sheet line items.

Supplemental Information	13	Fourth Quarter 2016

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Liabilities
Mortgages and other loans payable	$4,140,712	$4,024,896	$5,608,400	$5,671,700	$6,992,504
Unsecured term loan	1,183,000	1,183,000	933,000	933,000	933,000
Unsecured notes	1,133,957	1,130,616	1,137,341	1,134,117	1,386,244
Revolving credit facility	—	—	285,000	775,000	994,000
Deferred financing costs	(82,258)	(87,591)	(101,521)	(105,543)	(130,515)
Total debt, net of deferred financing costs	6,375,411	6,250,921	7,862,220	8,408,274	10,175,233
Accrued interest	36,052	30,734	36,378	36,941	42,406
Other liabilities	212,493	218,404	243,011	247,950	168,477
Accounts payable and accrued expenses	190,583	178,946	189,690	168,322	196,213
Deferred revenue	217,955	237,548	384,145	414,686	399,102
Capitalized lease obligations	42,132	41,951	41,751	41,554	41,360
Deferred land lease payable	2,583	2,419	2,236	2,010	1,783
Dividends and distributions payable	87,271	81,392	80,555	80,038	79,790
Security deposits	66,504	67,709	68,199	67,001	68,023
Liabilities related to assets held for sale	—	65,520	7	1,612,001	29,000
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,330,984	7,275,544	9,008,192	11,178,777	11,301,387

Noncontrolling interest in operating partnership
(4,364 units outstanding) at 12/31/16	473,882	490,440	486,452	407,046	424,206
Preferred units	302,010	302,310	302,460	304,869	282,516

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 101,617
issued and outstanding at 12/31/16, including 1,055 shares held in treasury	1,017	1,013	1,003	1,002	1,001
Additional paid–in capital	5,624,545	5,596,026	5,466,593	5,451,787	5,439,735
Treasury stock	(124,049)	(124,049)	(10,000)	(10,000)	(10,000)
Accumulated other comprehensive loss	22,137	(14,074)	(16,558)	(17,222)	(8,749)
Retained earnings	1,578,893	1,612,707	1,655,320	1,620,669	1,643,546
Total SL Green Realty Corp. stockholders' equity	7,324,475	7,293,555	7,318,290	7,268,168	7,287,465

Noncontrolling interest in other partnerships	426,436	429,093	428,829	426,855	431,852

Total equity	7,750,911	7,722,648	7,747,119	7,695,023	7,719,317

Total Liabilities and Equity	$15,857,787	$15,790,942	$17,544,223	$19,585,715	$19,727,426

Supplemental Information	14	Fourth Quarter 2016

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Year Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2016	2015	2016	2016	2015
Revenues
Rental revenue, net	$279,869	$319,961	$281,482	$1,323,767	$1,245,981
Escalation and reimbursement revenues	49,501	47,882	53,130	196,858	178,512
Investment income	38,661	44,540	75,396	213,008	181,128
Other income	6,211	13,007	6,673	130,348	57,208
Total Revenues, net	374,242	425,390	416,681	1,863,981	1,662,829

Equity in net loss (income) from unconsolidated joint ventures	(95)	2,377	(3,968)	11,874	13,028
Loss on early extinguishment of debt	—	—	—	—	(49)

Expenses
Operating expenses	78,590	76,085	79,425	312,859	301,624
Ground rent	8,308	8,308	8,338	33,261	32,834
Real estate taxes	60,457	59,684	64,133	248,388	232,702
Transaction related costs	1,541	1,391	2,593	7,528	11,430
Marketing, general and administrative	25,785	22,734	25,458	99,759	94,873
Total Operating Expenses	174,681	168,202	179,947	701,795	673,463

Operating Income	199,466	259,565	232,766	1,174,060	1,002,345

Interest expense, net of interest income	64,873	88,176	72,565	321,199	323,870
Amortization of deferred financing costs	4,384	7,621	4,815	24,564	27,348
Depreciation and amortization	104,026	106,800	112,665	821,041	560,887
Loss on equity investment in marketable securities	—	—	—	83	—

Income (Loss) from Continuing Operations (1)	26,183	56,968	42,721	7,173	90,240

Income from discontinued operations	—	—	—	—	427
Gain on sale of real estate and discontinued operations	27,366	17,409	397	238,116	190,096
Equity in net gain on sale of joint venture interest / real estate	421	(206)	225	44,009	15,844
Purchase price fair value adjustment	—	40,078	—	—	40,078
Depreciable real estate reserves	—	—	—	(10,387)	(19,226)
Net Income	53,970	114,249	43,343	278,911	317,459

Net income attributable to noncontrolling interests	(3,364)	(6,557)	(2,499)	(17,780)	(26,408)
Dividends on preferred units	(2,853)	(2,651)	(2,854)	(11,235)	(6,967)

Net Income Attributable to SL Green Realty Corp	47,753	105,041	37,990	249,896	284,084

Dividends on perpetual preferred shares	(3,737)	(3,738)	(3,738)	(14,950)	(14,952)

Net Income Attributable to Common Stockholders	$44,016	$101,303	$34,252	$234,946	$269,132

Earnings per Share - Net income per share (basic)	$0.44	$1.02	$0.34	$2.35	$2.71
Earnings per share - Net income per share (diluted)	$0.44	$1.01	$0.34	$2.34	$2.70
(1) Before gains on sale and equity in net gains (losses) shown below.

Supplemental Information	15	Fourth Quarter 2016

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Year Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2016	2015	2016	2016	2015
Funds from Operations
Net Income Attributable to Common Stockholders	$44,016	$101,303	$34,252	$234,946	$269,132

Depreciation and amortization	104,026	106,800	112,665	821,041	560,887
Joint ventures depreciation and noncontrolling interests adjustments	27,662	10,373	23,349	69,853	34,226
Net income attributable to noncontrolling interests	3,364	6,557	2,499	17,780	26,408
Gain on sale of real estate and discontinued operations	(27,366)	(17,409)	(397)	(238,116)	(190,096)
Equity in net loss (gain) on sale of joint venture property / real estate	(421)	206	(225)	(44,009)	(15,844)
Purchase price fair value adjustment	—	(40,078)	—	—	(40,078)
Depreciable real estate reserves	—	—	—	10,387	19,226
Non-real estate depreciation and amortization	(522)	(511)	(509)	(2,027)	(2,036)
Funds From Operations	$150,759	$167,241	$171,634	$869,855	$661,825

Funds From Operations - Basic per Share	$1.44	$1.61	$1.64	$8.32	$6.41

Funds From Operations - Diluted per Share	$1.43	$1.61	$1.63	$8.29	$6.38

Funds Available for Distribution
FFO	$150,759	$167,241	$171,634	$869,855	$661,825

Non real estate depreciation and amortization	522	511	509	2,027	2,036
Amortization of deferred financing costs	4,384	7,621	4,815	24,564	27,348
Non-cash deferred compensation	18,196	18,387	9,234	51,999	56,859
FAD adjustment for joint ventures	(10,350)	(10,573)	(23,315)	(45,608)	(28,041)
FAD adjustment for discontinued operations	—	—	—	—	5
Straight-line rental income and other non cash adjustments	(13,322)	(38,702)	(7,393)	(155,807)	(160,848)
Second cycle tenant improvements	(50,554)	(87,992)	(32,536)	(127,962)	(135,007)
Second cycle leasing commissions	(18,870)	(5,573)	(7,697)	(43,510)	(27,718)
Revenue enhancing recurring CAPEX	(3,561)	(1,785)	(630)	(5,522)	(4,784)
Non-revenue enhancing recurring CAPEX	(23,085)	(25,991)	(12,272)	(52,729)	(52,873)
Reported Funds Available for Distribution	$54,119	$23,144	$102,349	$517,307	$338,802

1515 Broadway - Viacom capital contribution	$10,171	$7,463	$11,321	$30,968	$27,041

First cycle tenant improvements	$2,178	$27,064	$4,542	$19,061	$70,688
First cycle leasing commissions	$692	$3,369	$752	$11,705	$10,006
Development costs	$61,822	$27,797	$37,165	$163,123	$57,166
Redevelopment costs	$9,483	$26,165	$6,310	$30,004	$42,266
Capitalized interest	$5,931	$7,612	$6,084	$24,067	$31,108

Supplemental Information	16	Fourth Quarter 2016

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2015	$221,932	$1,001	$5,439,735	$(10,000)	$1,643,546	$431,852	$(8,749)	$7,719,317

Net Income attributable to SL Green					249,896	7,644		257,540
Acquisition of subsidiary interest from noncontrolling interest								—
Preferred dividends					(14,950)			(14,950)
Cash distributions declared ($2.94 per common share)					(295,377)			(295,377)
Cash distributions to noncontrolling interests						(15,419)		(15,419)
Other comprehensive income - unrealized loss on derivative instruments							22,698	22,698
Other comprehensive income - SLG's share of joint venture net unrealized loss on derivative instruments							4,613	4,613
Other comprehensive income - unrealized loss on marketable securities							3,575	3,575
Proceeds from stock options exercised		2	14,830					14,832
DRSPP proceeds			277					277
Conversion of units of the Operating Partnership to common stock		3	31,803					31,806
Contributions to consolidated joint venture						2,359		2,359
Reallocation of noncontrolling interests in the Operating Partnership					(4,222)			(4,222)
Reallocation of capital account relating to sale								—
Intercompany issuance of common stock		10	113,999	(114,049)				(40)
Deferred compensation plan and stock awards, net		1	(1,989)					(1,988)
Amortization of deferred compensation plan			25,890					25,890
Balance at December 31, 2016	$221,932	$1,017	$5,624,545	$(124,049)	$1,578,893	$426,436	$22,137	$7,750,911

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2015	99,975,238	3,745,766	—	103,721,004

YTD share activity	587,111	617,950	—	1,205,061
Share Count at December 31, 2016 - Basic	100,562,349	4,363,716	—	104,926,065

Weighting factor	(377,405)	(40,589)	372,484	(45,510)
Weighted Average Share Count at December 31, 2016 - Diluted	100,184,944	4,323,127	372,484	104,880,555

Supplemental Information	17	Fourth Quarter 2016

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2016		September 30, 2016		December 31, 2015

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Assets
Commercial real estate properties, at cost:
Land and land interests	$2,434,194	$1,129,515	$2,370,650	$1,103,304	$1,609,720	$716,021
Building and improvements	7,316,847	3,108,664	7,118,788	3,026,466	5,044,397	2,042,794
Building leasehold and improvements	53,790	26,895	48,406	24,203	32,726	16,363
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	9,994,389	4,359,853	9,727,402	4,248,752	6,876,401	2,869,957
Less: accumulated depreciation	(862,672)	(337,599)	(800,017)	(313,182)	(753,933)	(307,639)
Net real estate	9,131,717	4,022,254	8,927,385	3,935,570	6,122,468	2,562,318

Cash and cash equivalents	159,916	63,561	140,768	56,496	164,973	59,701
Restricted cash	168,539	68,228	179,550	73,289	93,591	28,748
Debt and preferred equity investments, net	336,164	229,258	332,506	227,793	145,878	145,878
Tenant and other receivables, net of $6,449 reserve at 12/31/2016, of which $2,977 is SLG's share	16,881	4,520	22,910	6,579	30,059	13,033
Deferred rents receivables, net of $6,964 reserve at 12/31/2016 for tenant credit loss, of which $3,276 is SLG's share	215,897	95,864	205,027	89,605	178,743	79,985
Deferred costs, net	170,243	76,145	137,056	61,500	108,727	47,041
Other assets	513,238	262,195	533,609	269,421	139,747	63,242
Total Assets	$10,712,595	$4,822,025	$10,478,811	$4,720,253	$6,984,186	$2,999,946

Liabilities and Equity
Mortgage loans payable, net of deferred financing costs of $95,408 at 12/31/2016	$6,453,966	$2,712,539	$6,332,506	$2,662,319	$4,266,548	$1,702,057
Accrued interest	12,569	6,149	20,466	6,797	9,804	4,201
Other liabilities	9,407	2,415	29,931	12,075	5,438	4,404
Accounts payable and accrued expenses	147,807	64,176	105,908	41,905	87,736	38,911
Deferred revenue	356,414	186,021	367,873	192,069	209,095	94,110
Capitalized lease obligations	186,050	93,025	185,312	92,656	183,189	91,594
Security deposits	35,667	11,693	32,581	10,541	27,898	8,957
Equity	3,510,715	1,746,007	3,404,234	1,701,891	2,194,478	1,055,712
Total Liabilities and Equity	$10,712,595	$4,822,025	$10,478,811	$4,720,253	$6,984,186	$2,999,946

Supplemental Information	18	Fourth Quarter 2016

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2016		September 30, 2016		December 31, 2015

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$184,102	$73,492	$162,193	$59,654	$133,959	$51,281
Escalation and reimbursement revenues	17,885	7,221	12,954	5,133	9,470	4,240
Investment income	7,531	4,550	7,009	4,601	2,993	2,859
Other income	4,862	2,412	2,066	788	7,334	3,532
Total Revenues, net	$214,380	$87,675	$184,222	$70,176	$153,756	$61,912

Loss on early extinguishment of debt	—	—	—	—	(8)	(2)
Expenses
Operating expenses	$37,767	$13,613	$34,726	$11,398	$27,135	$10,643
Ground rent	4,255	2,034	3,744	1,872	4,242	2,121
Real estate taxes	32,317	11,333	30,814	10,152	24,529	9,269
Transaction related costs, net of recoveries	207	97	5,359	3,019	—	—
Total Operating Expenses	$74,546	$27,077	$74,643	$26,441	$55,906	$22,033

Operating Income	$139,834	$60,598	$109,579	$43,735	$97,842	$39,877
Cash NOI	$114,002	$46,941	$87,683	$36,332	$81,337	$32,360

Interest expense, net of interest income	$49,865	$22,296	$51,789	$15,069	$51,974	$18,710
Amortization of deferred financing costs	7,162	2,471	7,155	2,406	3,766	1,689
Depreciation and amortization	66,976	30,018	56,890	23,515	40,001	16,552
Net Income	$15,831	$5,813	$(6,255)	$2,745	$2,101	$2,926

Real estate depreciation	66,916	30,016	56,830	23,514	39,939	16,550
FFO Contribution	$82,747	$35,829	$50,575	$26,259	$42,040	$19,476

FAD Adjustments:
Non real estate depreciation and amortization	$7,222	$2,472	$7,215	$2,407	$3,829	$1,691
Straight-line rental income and other non-cash adjustments	(15,413)	(8,888)	(18,671)	(9,211)	(14,307)	(6,520)
Second cycle tenant improvement	(3,177)	(1,602)	(766)	(396)	(6,190)	(3,499)
Second cycle leasing commissions	(1,220)	(797)	(28,253)	(15,801)	(1,897)	(1,158)
Recurring CAPEX	(3,315)	(1,535)	(1,146)	(556)	(2,183)	(1,087)
Total FAD Adjustments	$(15,903)	$(10,350)	$(41,621)	$(23,557)	$(20,748)	$(10,573)

First cycle tenant improvement	$31,855	$15,710	$11,422	$5,255	$10,460	$5,014
First cycle leasing commissions	$33,450	$15,001	$4,539	$2,213	$(1,264)	$(1,744)
Development costs	$4,197	$1,303	$1,630	$829	$645	$613
Redevelopment costs	$27,724	$13,920	$12,035	$6,463	$27,591	$11,163
Capitalized interest	$5,340	$2,906	$4,998	$2,732	$5,831	$3,055

Supplemental Information	19	Fourth Quarter 2016

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$621,869	$237,063	$498,475	$189,884
Escalation and reimbursement revenues	48,248	19,284	37,317	16,319
Investment income	24,735	16,250	—	—
Other income	17,837	8,601	41,053	25,698
Total Revenues, net	$712,689	$281,198	$576,845	$231,901

Loss on early extinguishment of debt	(1,606)	(972)	(1,089)	(497)
Expenses
Operating expenses	$126,913	$42,958	$106,613	$39,550
Ground rent	14,924	7,369	14,083	7,042
Real estate taxes	111,673	38,492	89,734	32,932
Transaction related costs, net of recoveries	5,566	3,116	615	37
Total Operating Expenses	$259,076	$91,935	$211,045	$79,561

Operating Income	$452,007	$188,291	$364,711	$151,843
Cash NOI	$368,001	$144,892	$237,302	$95,976

Interest expense, net of interest income	$197,741	$72,015	$199,126	$70,018
Amortization of deferred financing costs	24,829	8,309	13,394	5,770
Depreciation and amortization	199,011	83,346	149,023	61,386
Net Income	$30,426	$24,621	$3,168	$14,669

Real estate depreciation	198,769	83,341	148,762	61,359
FFO Contribution	$229,195	$107,962	$151,930	$76,028

FAD Adjustments:
Non real estate depreciation and amortization	$25,071	$8,314	$13,656	$5,799
Straight-line rental income and other non-cash adjustments	(60,065)	(29,771)	(42,711)	(20,475)
Second cycle tenant improvement	(7,584)	(3,897)	(16,079)	(7,480)
Second cycle leasing commissions	(31,058)	(17,284)	(6,108)	(3,098)
Recurring CAPEX	(6,050)	(2,970)	(5,391)	(2,788)
Total FAD Adjustments	$(79,686)	$(45,608)	$(56,633)	$(28,042)

First cycle tenant improvement	$73,472	$32,877	$36,863	$15,597
First cycle leasing commissions	$50,981	$23,567	$24,481	$10,585
Development costs	$7,164	$3,400	$2,563	$2,435
Redevelopment costs	$60,965	$29,184	$109,451	$47,403
Capitalized interest	$22,961	$12,414	$36,290	$18,209

Supplemental Information	20	Fourth Quarter 2016

SELECTED FINANCIAL DATA Net Operating Income and Components of Consolidated Debt Service and Fixed Charges Coverage - Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Year Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2016	2015	2016	2016	2015
Net Operating Income (1)

NOI	$178,365	$223,766	$179,074	$913,193	$857,333
NOI from discontinued operations	—	—	—	—	488
Total NOI - consolidated	178,365	223,766	179,074	913,193	857,821
SLG share of property NOI from unconsolidated JVs	54,771	39,879	44,390	171,571	152,377
Combined NOI	$233,136	$263,645	$223,464	$1,084,764	$1,010,198
Partners' share of NOI - consolidated JVs	(10,368)	(9,349)	(9,479)	(37,484)	(35,336)
NOI - SLG share	$222,768	$254,296	$213,985	$1,047,280	$974,862

Combined NOI	$233,136	$263,645	$223,464	$1,084,764	$1,010,198
Free rent (net of amortization)	(7,624)	(22,580)	(5,410)	49,556	(94,386)
Net FAS 141 adjustment	(7,539)	(6,608)	(1,850)	(202,729)	(40,806)
Straight-line revenue adjustment	(11,787)	(21,536)	(20,134)	(53,897)	(62,262)
Allowance for straight-line tenant credit loss	2,623	316	8,424	13,012	(2,399)
Ground lease straight-line adjustment	995	947	869	3,592	3,270
Combined Cash NOI	$209,804	$214,184	$205,363	$894,298	$813,615
Partners' share of cash NOI - consolidated JVs	(8,214)	(7,444)	(7,572)	(29,930)	(27,388)
Cash NOI - SLG share	$201,590	$206,740	$197,791	$864,368	$786,227

Components of Consolidated Debt Service and Fixed Charges - Cash Basis

Interest expense	$64,672	$93,234	$72,842	$322,400	$345,139
Principal amortization payments	12,269	7,866	12,207	40,380	30,700
Total Consolidated Debt Service	$76,941	$101,100	$85,049	$362,780	$375,839

Payments under ground lease arrangements	$7,777	$7,695	$7,774	$30,949	$30,657
Dividends on preferred units	2,853	2,651	2,854	11,235	6,967
Dividends on perpetual preferred shares	3,737	3,738	3,738	14,950	14,952
Total Consolidated Fixed Charges	$91,308	$115,184	$99,415	$419,914	$428,415

(1) Includes the operating income of SL Green Management Corp. and Eemerge 212. Excludes lease termination income and the activity of 885 Third Avenue, which was sold but did not meet the criteria for sale accounting and remains consolidated. We expect to deconsolidate the property in or before July 2017.

Supplemental Information	21	Fourth Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Year Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$261,633	$253,191	3.3%	$239,008	$1,015,271	$996,169	1.9%
	Escalation & reimbursement revenues	47,345	42,324	11.9%	49,661	180,215	165,303	9.0%
	Other income	1,606	2,917	(44.9)%	1,763	6,895	22,832	(69.8)%
	Total Revenues	$310,584	$298,432	4.1%	$290,432	$1,202,381	$1,184,304	1.5%
Expenses
	Operating expenses	$67,258	$64,119	4.9%	$69,786	$265,777	$263,457	0.9%
	Ground rent	8,328	8,328	0.0%	8,358	33,340	33,311	0.1%
	Real estate taxes	58,144	55,548	4.7%	59,746	230,931	217,476	6.2%
		$133,730	$127,995	4.5%	$137,890	$530,048	$514,244	3.1%

	Operating Income	$176,854	$170,437	3.8%	$152,542	$672,333	$670,060	0.3%

	Interest expense & amortization of financing costs	$44,733	$40,708	9.9%	$44,599	$177,261	$162,221	9.3%
	Depreciation & amortization	80,443	78,295	2.7%	83,431	321,632	309,866	3.8%

	Income before noncontrolling interest	$51,678	$51,434	0.5%	$24,512	$173,440	$197,973	(12.4)%
Plus:	Real estate depreciation & amortization	80,374	78,227	2.7%	83,362	321,356	309,578	3.8%
	FFO Contribution	$132,052	$129,661	1.8%	$107,874	$494,796	$507,551	(2.5)%

Less:	Non–building revenue	244	205	19.0%	481	1,818	1,300	39.8%

Plus:	Interest expense & amortization of financing costs	44,733	40,708	9.9%	44,599	177,261	162,221	9.3%
	Non-real estate depreciation	69	68	1.5%	69	276	288	(4.2)%
	NOI	$176,610	$170,232	3.7%	$152,061	$670,515	$668,760	0.3%

Cash Adjustments
Less:	Free rent (net of amortization)	$6,849	$(832)	(923.2)%	$2,707	$10,909	$6,502	67.8%
	Straightline revenue adjustment	3,697	11,356	(67.4)%	8,515	28,865	40,910	(29.4)%
	Rental income - FAS 141	3,857	4,065	(5.1)%	(7,243)	4,050	17,100	(76.3)%
Plus:	Ground lease straight-line adjustment	390	472	(17.4)%	424	1,749	1,887	(7.3)%
	Allowance for S/L tenant credit loss	2,044	317	544.8%	8,371	12,332	(1,056)	(1,268)%
	Cash NOI	$164,641	$156,432	5.2%	$156,877	$640,772	$605,079	5.9%

Operating Margins
	NOI to real estate revenue, net	56.9%	57.1%		52.4%	55.9%	56.5%
	Cash NOI to real estate revenue, net	53.1%	52.5%		54.1%	53.4%	51.1%

	NOI before ground rent/real estate revenue, net	59.6%	59.9%		55.3%	58.6%	59.3%
	Cash NOI before ground rent/real estate revenue, net	55.6%	55.1%		56.8%	56.0%	53.8%

Supplemental Information	22	Fourth Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Year Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$29,750	$27,282	9.0%	$28,187	$114,551	$108,177	5.9%
	Escalation & reimbursement revenues	2,715	2,426	11.9%	2,669	9,846	9,380	5.0%
	Other income	794	204	289.2%	207	1,481	412	259.5%
	Total Revenues	$33,259	$29,912	11.2%	$31,063	$125,878	$117,969	6.7%
Expenses
	Operating expenses	$4,763	$4,774	(0.2)%	$4,797	$18,622	$18,973	(1.8)%
	Ground rent	—	—	—%	—	—	—	—%
	Real estate taxes	4,840	4,232	14.4%	4,904	18,482	16,802	10.0%
		$9,603	$9,006	6.6%	$9,701	$37,104	$35,775	3.7%

	Operating Income	$23,656	$20,906	13.2%	$21,362	$88,774	$82,194	8.0%

	Interest expense & amortization of financing costs	$9,205	$8,106	13.6%	$8,537	$36,295	$31,513	15.2%
	Depreciation & amortization	9,299	9,025	3.0%	9,696	36,917	35,520	3.9%

	Income before noncontrolling interest	$5,152	$3,775	36.5%	$3,129	$15,562	$15,161	2.6%
Plus:	Real estate depreciation & amortization	9,299	9,025	3.0%	9,696	36,917	35,519	3.9%
	FFO Contribution	$14,451	$12,800	12.9%	$12,825	$52,479	$50,680	3.5%

Less:	Non–building revenue	126	38	231.6%	34	282	170	65.9%

Plus:	Interest expense & amortization of financing costs	9,205	8,106	13.6%	8,537	36,295	31,513	15.2%
	Non-real estate depreciation	—	—	—%	—	—	1	(100.0)%
	NOI	$23,530	$20,868	12.8%	$21,328	$88,492	$82,024	7.9%

Cash Adjustments
Less:	Free rent (net of amortization)	$31	$412	(92.5)%	$276	$1,876	$1,968	(4.7)%
	Straightline revenue adjustment	2,494	917	172.0%	1,301	5,821	3,794	53.4%
	Rental income - FAS 141	388	450	(13.8)%	388	1,557	1,867	(16.6)%
Plus:	Ground lease straight-line adjustment	—	—	—%	—	—	—	—%
	Allowance for S/L tenant credit loss	—	—	—%	—	—	(117)	(100.0)%
	Cash NOI	$20,617	$19,089	8.0%	$19,363	$79,238	$74,278	6.7%

Operating Margins
	NOI to real estate revenue, net	71.0%	69.9%		68.7%	70.5%	69.6%
	Cash NOI to real estate revenue, net	62.2%	63.9%		62.4%	63.1%	63.1%

	NOI before ground rent/real estate revenue, net	71.0%	69.9%		68.7%	70.5%	69.6%
	Cash NOI before ground rent/real estate revenue, net	62.2%	63.9%		62.4%	63.1%	63.1%

Supplemental Information	23	Fourth Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Year Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$291,383	$280,473	3.9%	$267,195	$1,129,822	$1,104,346	2.3%
	Escalation & reimbursement revenues	50,060	44,750	11.9%	52,330	190,061	174,683	8.8%
	Other income	2,400	3,121	(23.1)%	1,970	8,376	23,244	(64.0)%
	Total Revenues	$343,843	$328,344	4.7%	$321,495	$1,328,259	$1,302,273	2.0%
Expenses
	Operating expenses	$72,021	$68,893	4.5%	$74,583	$284,399	$282,430	0.7%
	Ground rent	8,328	8,328	—%	8,358	33,340	33,311	0.1%
	Real estate taxes	62,984	59,780	5.4%	64,650	249,413	234,278	6.5%
		$143,333	$137,001	4.6%	$147,591	$567,152	$550,019	3.1%

	Operating Income	$200,510	$191,343	4.8%	$173,904	$761,107	$752,254	1.2%

	Interest expense & amortization of financing costs	$53,938	$48,814	10.5%	$53,136	$213,556	$193,734	10.2%
	Depreciation & amortization	89,742	87,320	2.8%	93,127	358,549	345,386	3.8%

	Income before noncontrolling interest	$56,830	$55,209	2.9%	$27,641	$189,002	$213,134	(11.3)%
Plus:	Real estate depreciation & amortization	89,673	87,252	2.8%	93,058	358,273	345,097	3.8%
	FFO Contribution	$146,503	$142,461	2.8%	$120,699	$547,275	$558,231	(2.0)%

Less:	Non–building revenue	370	243	52.3%	515	2,100	1,470	42.9%

Plus:	Interest expense & amortization of financing costs	53,938	48,814	10.5%	53,136	213,556	193,734	10.2%
	Non-real estate depreciation	69	68	1.5%	69	276	289	(4.5)%
	NOI	$200,140	$191,100	4.7%	$173,389	$759,007	$750,784	1.1%

Cash Adjustments
Less:	Free rent (net of amortization)	$6,880	$(420)	(1,738)%	$2,983	$12,785	$8,470	50.9%
	Straightline revenue adjustment	6,191	12,273	(49.6)%	9,816	34,686	44,704	(22.4)%
	Rental income - FAS 141	4,245	4,515	(6.0)%	(6,855)	5,607	18,967	(70.4)%
Plus:	Ground lease straight-line adjustment	390	472	(17.4)%	424	1,749	1,887	(7.3)%
	Allowance for S/L tenant credit loss	2,044	317	544.8%	8,371	12,332	(1,173)	(1,151)%
	Cash NOI	$185,258	$175,521	5.5%	$176,240	$720,010	$679,357	6.0%

Operating Margins
	NOI to real estate revenue, net	58.3%	58.2%		54.0%	57.2%	57.7%
	Cash NOI to real estate revenue, net	53.9%	53.5%		54.9%	54.3%	52.2%

	NOI before ground rent/real estate revenue, net	60.7%	60.8%		56.6%	59.7%	60.3%
	Cash NOI before ground rent/real estate revenue, net	56.2%	55.9%		57.4%	56.7%	54.6%

Supplemental Information	24	Fourth Quarter 2016

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal		2017	Initial		Principal	As-Of
	Ownership	Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	12/31/2016	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
FHLB Facility	100.0	$205,000	0.92%	$—	Jan-17	(2)	$205,000	—	Open
485 Lexington Avenue	100.0	450,000	5.61%	—	Feb-17	(3)	450,000	—	Open
762 Madison Avenue (swapped)	90.0	7,694	3.86%	15	Feb-17		7,679	—	Open
1 Madison Avenue	100.0	517,806	5.91%	31,653	May-20		404,531	—	Nov-19
100 Church Street	100.0	221,446	4.68%	3,860	Jul-22		197,784	—	Apr-22
919 Third Avenue	51.0	500,000	5.12%	—	Jun-23		500,000	—	Feb-23
420 Lexington Avenue	100.0	300,000	3.99%	—	Oct-24		272,749	—	Jul-24
1515 Broadway	100.0	888,531	3.93%	16,003	Mar-25		737,436	—	Sep-24
400 East 58th Street	90.0	40,000	3.00%	—	Nov-26		37,493	—	Aug-21
1-6 Landmark Square	100.0	100,000	4.91%	—	Jan-27		100,000	—	Oct-26
		$3,230,477	4.55%	$51,531			$2,912,672
Unsecured fixed rate debt
Convertible notes		$334,077	3.00%	$—	Oct-17		$345,000	—	Open
Unsecured loan		16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes		249,880	5.00%	—	Aug-18		250,000	—	Jun-18
Term loan (swapped)		500,000	2.34%	—	Jun-19	(4)	500,000	—	Open
Term loan (swapped)		300,000	2.54%	—	Jun-19	(4)	300,000	—	Open
Unsecured notes		250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes		200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes		100,000	4.27%	—	Dec-25		100,000	—	Open
Series J Preferred Units		4,000	3.75%	—	Apr-51		4,000	—	Open
		$1,953,957	3.86%	$—			$1,965,000

Total Fixed Rate Debt/Wtd Avg		$5,184,434	4.29%	$51,531			$4,877,672
Floating rate debt
Secured floating rate debt
719 Seventh Avenue (LIBOR + 305 bps)	75.0	$37,388	3.82%	$—	Feb-18		$37,388	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	3.47%	—	May-18		58,000	—	Open
Debt & preferred equity facility (LIBOR + 294 bps)		184,642	3.71%	—	Jul-18		184,642	Jul-19	Open
1080 Amsterdam (LIBOR + 375 bps)	92.5	3,525	4.52%	—	Nov-18		3,525	Sep-20	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	2.37%	—	Oct-20		275,000	—	Open
One Vanderbilt (LIBOR + 350 bps)	100.0	64,030	4.27%	—	Sep-21		64,030	—	Open
		$622,585	3.17%	$—			$622,585
Unsecured floating rate debt
Term loan (LIBOR + 140 bps)		$383,000	2.17%	$—	Jun-19		$383,000	—	Open
Junior subordinated deferrable interest debentures (LIBOR + 125 bps)		100,000	2.25%	—	Jul-35		100,000	—	Open
		$483,000	2.19%	$—			$483,000

Total Floating Rate Debt/Wtd Avg		$1,105,585	2.74%	$—			$1,105,585

Total Debt/Wtd Avg - Consolidated		$6,290,019	4.02%	$51,531			$5,983,257
885 Third Avenue (5)		267,650	6.26%
Deferred financing costs		(82,258)
Total Debt/Wtd Avg - Consolidated, net		$6,475,411	4.11%

Total Debt/Wtd Avg - Joint Venture, net		$2,712,539	3.64%

Total Debt including SLG's share of JV Debt/Wtd Avg		$9,032,876	3.90%
Weighted Average Balance & Interest Rate for the quarter, including SLG's share of JV Debt		$9,271,075	3.87%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Repaid in January 2017.
(3) The loan was refinanced in January 2017 with a new $450.0 million mortgage, which has a maturity of February 2027 and bears interest at a fixed effective interest rate of 422 bps.
(4) The interest rate swaps mature in June 2019.
(5) 885 Third Avenue was sold but did not meet the criteria for sale accounting and, therefore, remains consolidated. We expect to deconsolidate the property in or before July 2017.

Supplemental Information	25	Fourth Quarter 2016

DEBT SUMMARY SCHEDULE Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

		Principal Outstanding				2017	Initial		Principal	As-Of
	Ownership	12/31/2016				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment
1745 Broadway	56.9	$340,000	$193,358	5.68%		$—	Jan-17	(2)	$193,358	—	Open
521 Fifth Avenue (swapped)	50.5	170,000	85,850	3.73%		—	Nov-19		85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	Apr-28	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-17
400 East 57th Street	41.0	100,000	41,000	3.00%		—	Nov-26		38,430	—	Aug-21
Stonehenge Portfolio	Various	362,518 (3)	20,578	4.19%		410	Various	(3)	18,712	—	Open

Total Fixed Rate Debt/Wtd Avg		$3,566,846	$1,534,466	4.04%	(4)	$410			$1,530,030
Floating rate debt
10 East 53rd Street (LIBOR + 250 bps)	55.0	$125,000	$68,750	3.27%		$—	Feb-17		$68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	50.0	275,000	137,500	3.20%		—	Apr-17		137,500	Apr-19	Open
1552 Broadway (LIBOR + 417 bps)	50.0	185,410	92,705	4.94%		—	Apr-17		92,705	—	Open
55 West 46th Street (LIBOR + 230 bps)	25.0	157,322	39,331	3.07%		—	Oct-17		39,331	—	Open
175-225 3rd Street (Prime + 100 bps)	95.0	40,000	38,000	4.75%		—	Dec-17		38,000	—	Open
Jericho Plaza (LIBOR + 415 bps)	11.7	76,993	8,985	4.92%		—	Mar-18		8,985	Mar-21	Open
605 West 42nd Street (Various)	20.0	539,000	107,800	2.96%		—	Jul-18		107,800	—	Open
650 Fifth Avenue (LIBOR + 375 bps)	50.0	77,500	38,750	4.52%		—	Aug-18		38,750	Aug-20	Open
280 Park Avenue (LIBOR + 200 bps)	50.0	900,000	450,000	2.77%		—	Jun-19		450,000	—	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	2.27%		—	Nov-19		7,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	2.32%		—	Aug-20		28,200	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	2.22%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	2.52%		—	Feb-21		175,859	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,726	557	3.60%		26	Jun-33		4	—	Open
Stonehenge Portfolio (Various)	Various	65,577	3,773	6.07%		16	Various		3,764	—	Open

Total Floating Rate Debt/Wtd Avg		$2,982,528	$1,208,391	3.13%	(4)	$42			$1,204,048

Total Joint Venture Debt/Wtd Avg		$6,549,374	$2,742,857	3.64%	(4)	$452			$2,734,078
	Deferred financing cost	(95,408)	(30,318)
Total Joint Venture Debt/Wtd Avg, net		$6,453,966	$2,712,539	3.64%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The loan was refinanced in January 2017 with a new $375.0 million mortgage, which has a maturity of January 2020 and bears interest at a floating rate of LIBOR + 185 bps.
(3) Amount is comprised of $13.1 million, $34.5 million, $175.2 million, and $139.7 million in fixed-rate mortgages that mature in April 2017, November 2017, June 2019, and August 2019, respectively.
(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

Covenants					Composition of Debt
SL GREEN REALTY CORP.

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$5,184,434
Total Debt / Total Assets	39.1%	Less than 60%					SLG Share of JV		1,534,466
Fixed Charge Coverage	2.77x	Greater than 1.5x					Total Fixed Rate Debt		$6,718,900	74.4%

						Floating Rate Debt
							Consolidated		$1,105,585
Unsecured Notes Covenants							SLG Share of JV		1,208,391
	Actual	Required							2,313,976
Total Debt / Total Assets	26.7%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,359,744)
Secured Debt / Total Assets	16.6%	Less than 40%				Total Floating Rate Debt			$954,232	10.6%
Debt Service Coverage	6.00x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	782.3%	Greater than 150%					Total Debt		$9,032,876

Supplemental Information	26	Fourth Quarter 2016

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal		2017	Initial		Principal	As-Of
	Ownership		Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)		12/31/2016	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%	$—	Jun-23		$500,000	—	Feb-23
			$500,000	5.12%	$—			$500,000
Unsecured fixed rate debt
Unsecured notes			$249,880	5.00%	$—	Aug-18		$250,000	—	Jun-18
Term loan (swapped)			500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)			300,000	2.54%	—	Jun-19	(2)	300,000	—	Open
Unsecured notes			250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes			200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes			100,000	4.27%	—	Dec-25		100,000	—	Open
			$1,599,880	4.03%	$—			$1,600,000

Total Fixed Rate Debt/Wtd Avg			$2,099,880	4.29%	$—			$2,100,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 294 bps)			$184,642	3.71%	$—	Jul-18		$184,642	Jul-19	Open
			$184,642	3.71%	$—			$184,642
Unsecured floating rate debt
Term loan (LIBOR + 140 bps)			$383,000	2.17%	$—	Jun-19		$383,000	—	Open
			$383,000	2.17%	$—			$383,000

Total Floating Rate Debt/Wtd Avg			$567,642	2.67%	$—			$567,642

Total Debt/Wtd Avg - Consolidated			$2,667,522	3.94%	$—			$2,667,642

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps mature in June 2019.

Covenants
RECKSON OPERATING PARTNERSHIP, L.P.

Revolving Credit Facility Covenants
		Actual	Required
Total Debt / Total Assets		33.4%	Less than 60%
Fixed Charge Coverage		5.50x	Greater than 1.5x
Secured Debt / Total Assets		7.5%	Less than 40%
Unsecured Debt / Unencumbered Assets		37.6%	Less than 60%

Unsecured Notes Covenants
		Actual	Required
Total Debt / Total Assets		26.7%	Less than 60%
Secured Debt / Total Assets		16.6%	Less than 40%
Debt Service Coverage		6.00x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt		782.3%	Greater than 150%

Supplemental Information	27	Fourth Quarter 2016

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2017 Scheduled	2018 Scheduled	2019 Scheduled	2020 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations (1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	639	2027	(3)
711 Third Avenue	5,500	5,500	5,500	5,500	1,156	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	11,174	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	209	209	226	314	—	2111
30 East 40th Street	204	204	204	212	788	2114
Total	$31,049	$31,049	$31,066	$31,437	$2,583

Capitalized Leases
1080 Amsterdam Avenue	$291	$291	$315	$436	$21,575	2111
30 East 40th Street	2,096	2,096	2,096	2,183	20,557	2114
Total	$2,387	$2,387	$2,411	$2,619	$42,132

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 1-3)	$1,167	$1,183	$1,284	$1,284	$2,123	2062
650 Fifth Avenue (Floors 4-6)	—	18	1,645	1,645	134	2033
333 East 22nd Street	108	135	217	217	159	2115
Total	$1,275	$1,336	$3,146	$3,146	$2,416

Capitalized Leases
650 Fifth Avenue (Floors 1-3)	$6,086	$6,169	$6,695	$6,695	$93,025	2062

(1) Per the balance sheet at December 31, 2016.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	28	Fourth Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Current
	Book Value (1)		Value During Quarter (2)	Yield During Quarter	Yield (3)

12/31/2015	$1,670,020		$1,553,949	10.29%	10.17%

Debt originations/accretion(4)	128,193
Preferred Equity originations/accretion(4)	604
Redemptions/Sales/Syndications/Amortization	(420,201)
3/31/2016	$1,378,616		$1,652,321	10.35%	10.39%

Debt originations/accretion(4)	125,993
Preferred Equity originations/accretion(4)	255
Redemptions/Sales/Syndications/Amortization	(147,683)
6/30/2016	$1,357,181		$1,373,151	9.50%	9.40%

Debt originations/accretion(4)	330,576
Preferred Equity originations/accretion(4)	4,809
Redemptions/Sales/Syndications/Amortization	(239,332)
9/30/2016	$1,453,234		$1,383,096	9.37%	9.23%

Debt originations/accretion(4)	424,414
Preferred Equity originations/accretion(4)	30
Redemptions/Sales/Syndications/Amortization	(237,266)
12/31/2016	$1,640,412	(5)	$1,511,273	9.30%	9.31%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.
(4) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $339.2 million with a weighted average current yield of 7.90% that are included in other balance sheet line items.

Supplemental Information	29	Fourth Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Current
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	Yield (2)

Senior Mortgage Debt	$352,169	$26,691	$378,860		$—	$436	7.15%	7.42%

Junior Mortgage Participation	73,674	29,815	103,489		1,392,300	$2,507	9.84%	9.88%

Mezzanine Debt	806,335	303,853	1,110,188		3,926,102	$1,587	10.06%	9.95%

Preferred Equity	47,875	—	47,875		130,272	$425	8.05%	8.16%

Balance as of 12/31/16	$1,280,053	$360,359	$1,640,412	(3)	$5,448,674	$1,346	9.30%	9.31%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $339.2 million with a weighted average current yield of 7.90% that are included in other balance sheet line items.

	Debt and Preferred Equity Maturity Profile (1)
	2017	2018	2019	2020	2021 & Thereafter
Floating Rate	343,601	482,446	278,807	159,593	15,606
Fixed Rate	259,551	—	26,691	—	74,117
Total	603,152	482,446	305,498	159,593	89,723

(1) The weighted average maturity of the outstanding balance is 1.80 years. Approximately 63.4% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average maturity of the fully extended outstanding balance is 3.00 years.

Supplemental Information	30	Fourth Quarter 2016

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	12/31/2016	Type	Location	Financing	Last $ PSF(2)	Yield(3)

Jr. Mortgage Participation and Mezzanine Loans	$193,422	Office	Manhattan	$1,109,000	$1,184	9.68%

Mortgage and Mezzanine Loans	145,239	Commercial/Multi-Family Rental Land	Manhattan	—	$264	9.82%

Mezzanine Loan	125,911	Multi-Family Rental	Manhattan	413,181	$713	8.43%

Mortgage and Mezzanine Loans	111,819	Retail/Multi-Family Rental	Manhattan	—	$757	8.82%

Mezzanine Loan	74,476	Multi-Family Rental	Manhattan	335,000	$751	7.98%

Mezzanine Loan	66,129	Office	Manhattan	502,100	$529	7.84%

Mortgage and Jr. Mortgage Participation Loans	65,554	Office/Retail	Brooklyn	183,300	$343	9.13%

Mezzanine Loan	64,504	Office	Manhattan	199,936	$499	9.77%

Mezzanine Loan	63,137	Office	Manhattan	259,229	$57	11.58%

Mezzanine Loan	56,114	Office	Manhattan	165,326	$558	9.24%

Total	$966,305			$3,167,072		9.25%

(1) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $339.2 million with a weighted average current yield of 7.90% which are included in other balance sheet line items.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	31	Fourth Quarter 2016

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.8	99.5	99.5	99.5	99.0	99.0	$41,647	4.1	3.1	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	92.0	99.9	91.8	97.8	98.5	10,024	1.0	0.8	24
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.2	99.9	99.9	98.7	98.7	97.8	40,541	4.0	3.1	25
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.1	75.8	79.5	88.1	90.8	90.9	41,420	4.1	3.1	28
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	100.0	99.1	83.8	75.7	15,091	1.5	1.1	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.3	97.0	98.6	98.1	97.1	98.4	78,307	7.8	5.9	207
461 Fifth Avenue (1)	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.7	99.9	99.9	99.9	99.9	99.9	18,655	1.9	1.4	11
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.4	96.8	96.6	98.1	98.1	100.0	60,636	6.0	4.6	23
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.4	99.9	99.9	99.9	99.7	99.9	40,627	4.0	3.1	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	0.6	76.6	76.6	76.1	76.1	76.1	15,376	1.5	1.2	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.1	98.8	98.8	98.2	97.2	97.2	59,213	5.9	4.5	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	8,979	0.9	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	13,670	1.4	1.0	7
711 Third Avenue (2)	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	2.3	92.2	88.7	68.3	66.4	65.8	32,258	3.2	2.4	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.9	99.0	97.5	97.5	96.0	97.5	47,784	4.7	3.6	33
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.5	93.6	94.1	94.1	92.4	93.0	44,996	4.5	3.4	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.3	100.0	100.0	100.0	100.0	100.0	97,465	—	3.8	8
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.9	99.0	94.3	99.0	99.0	99.0	91,541	9.1	6.9	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.1	87.9	98.8	98.5	99.6	99.6	39,529	3.9	3.0	34
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6.4	97.3	97.3	98.4	98.4	98.4	117,148	11.6	8.8	11
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.3	100.0	100.0	100.0	100.0	100.0	73,996	7.4	5.6	2

Subtotal / Weighted Average				21	15,458,045	56.5%	95.9%	96.3%	96.6%	96.3%	96.5%	$988,903	88.6%	71.1%	573

"Non Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	94.5	96.3	99.2	99.2	100.0	$4,509		0.2	57
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	69.3	74.7	77.3	80.3	78.1	9,682		0.7	58
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	303,515	1.1	85.1	90.2	92.5	95.3	95.5	20,231	2.0	1.5	32

Subtotal / Weighted Average				3	596,561	2.2%	80.3%	85.1%	87.6%	90.1%	89.5%	$34,421	2.0%	2.4%	147

Total / Weighted Average Consolidated Properties				24	16,054,606	58.7%	95.4%	95.9%	96.2%	96.1%	96.2%	$1,023,324	90.6%	73.5%	720

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	1.9	96.8	96.2	96.4	95.5	86.8	$48,622		1.8	34
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.0	92.3	96.4	97.7	96.6	95.5	61,756		2.3	39
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	89.2	89.2	86.8	87.3	91.9	28,059		1.1	42
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	1.9	97.8	97.1	96.2	95.6	96.1	35,154		1.6	42
1745 Broadway	56.9	Midtown	Fee Interest	1	674,000	2.5	100.0	100.0	100.0	100.0	100.0	43,512		1.9	1

Subtotal / Weighted Average				5	3,024,981	11.1%	95.3%	96.2%	96.0%	95.6%	94.5%	$217,103		8.7%	158

"Non Same Store"
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.5	98.0	98.0	98.0	98.0	73	$134,677		6.1	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.5	82.3	82.3	81.7	81.0	80.7	104,878		4.0	30

Subtotal / Weighted Average				2	3,533,158	12.9%	92.6%	92.6%	92.4%	92.1%	75.7%	$239,555		10.1%	39

Total / Weighted Average Unconsolidated Properties				7	6,558,139	24.0%	93.8%	94.3%	94.1%	93.7%	84.4%	$456,658		18.7%	197

Manhattan Operating Properties Grand Total / Weighted Average				31	22,612,745	82.6%	94.9%	95.4%	95.6%	95.4%	92.8%	$1,479,982			917
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,220,882		92.2%
Manhattan Operating Properties Same Store Occupancy %					18,483,026	81.7%	95.8%	96.3%	96.5%	96.2%	96.2%
Manhattan Operating Properties Same Store Leased Occupancy %							97.1%	97.5%	97.4%	97.4%	97.2%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	32	Fourth Quarter 2016

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,865	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	61.3	59.2	59.2	59.2	59.2	1,479	0.1	0.1	4
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	52.2	52.2	52.2	52.2	5.8	1,040	0.1	0.1	2
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	85.8	85.8	85.8	85.8	85.8	2,149	0.2	0.2	10
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	91.3	91.3	88.8	87.7	87.7	1,867	0.2	0.1	10
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	56.7	56.7	56.7	56.7	56.7	1,577	0.2	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	0.7	96.1	96.1	94.4	98.3	98.3	4,355	0.4	0.3	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	0.7	49.5	49.5	49.5	78.7	77.2	1,611	0.2	0.1	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	66.0	52.2	52.2	52.2	47.1	4,248	0.4	0.3	11
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	95.8	95.8	94.5	94.5	82.7	5,885	0.6	0.4	9
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	97.8	97.8	97.8	97.8	97.8	5,373	0.5	0.4	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	98.4	98.4	97.8	98.4	94.7	14,466	1.4	1.1	21
"Same Store" Westchester, New York Subtotal/Weighted Average				12	2,005,000	8.3%	81.9%	80.0%	79.5%	82.5%	77.5%	$45,916	4.6%	3.5%	102

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.1	88.7	88.8	88.2	92.5	94.6	$8,853	0.9	0.7	65
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	75.2	68.4	73.9	73.9	76.5	764	0.1	0.1	7
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	81.8	76.4	76.4	73.0	69.1	3,551	0.4	0.3	21
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	92.4	92.4	92.4	92.4	86.5	3,203	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	99.0	99.0	99.0	99.0	99.0	1,055	0.1	0.1	10
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	93.7	91.9	86.0	4,076	0.4	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	733	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0.5	87.0	87.0	87.6	87.0	88.9	5,224		0.2	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	0.7	95.0	96.4	96.4	97.9	99.1	7,867		0.3	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	66.5	76.9	79.6	75.6	74.7	4,555	0.5	0.3	19
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	91.3	88.2	79.3	76.9	75.3	4,325	0.4	0.3	27
"Same Store" Connecticut Subtotal/Weighted Average				11	1,513,200	4.5%	87.5%	87.9%	87.5%	87.3%	86.5%	$44,207	3.1%	2.9%	190

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1.0	73.3	73.3	66.2	66.2	66.2	$4,734	0.5	0.4	7
"Same Store" New Jersey Subtotal/Weighted Average				1	278,000	1.0%	73.3%	73.3%	66.2%	66.2%	66.2%	$4,734	0.5%	0.4%	7

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1.2	95.2	95.9	97.3	96.4	95.5	$13,042	1.3	1.0	67
"Same Store" Brooklyn, New York Subtotal/Weighted Average				1	317,600	1.2%	95.2%	95.9%	97.3%	96.4%	95.5%	$13,042	1.3%	1.0%	67

Total / Weighted Average Consolidated Properties				25	4,113,800	15.0%	84.4%	83.7%	82.9%	84.3%	81.4%	$107,900	9.4%	7.7%	366

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.7	Jericho, New York	Fee Interest	2	640,000	2.3	71.0	71.0	71.0	71.0	66.9	$15,786		10.0%	34
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.3%	71.0%	71.0%	71.0%	71.0%	66.9%	$15,786		0.1%	34

Total / Weighted Average Unconsolidated Properties				2	640,000	2.3%	71.0%	71.0%	71.0%	71.0%	68.9%	$15,786		0.1%	34

Suburban Operating Properties Grand Total / Weighted Average				27	4,753,800	17.4%	82.6%	82.0%	81.3%	82.5%	79.5%	$123,686			400
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$103,327		7.8%
Suburban Operating Properties Same Store Occupancy %					4,113,800	86.5%	84.4%	83.7%	82.9%	84.3%	81.4%
Suburban Operating Properties Same Store Leased Occupancy %							85.1%	85.4%	83.9%	84.9%	83.3%

Supplemental Information	33	Fourth Quarter 2016

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.0	100.0	100.0	100.0	100.0	100.0	$2,648	1.1	1
19-21 East 65th Street (1)	90.0	Plaza District	Fee Interest	2	23,610	3.0	26.6	77.5	77.5	77.5	60.5	492	0.6	10
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,728	1.7	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,459	1.0	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	33.0	100.0	100.0	100.0	100.0	100.0	14,904	20.5	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	15.0	81.1	81.1	81.1	85.0	85.0	43,953	6.6	5
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	8.0	97.0	97.0	90.1	83.1	83.1	24,144	16.6	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	13,597	18.7	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	1.0	100.0	100.0	100.0	100.0	100.0	1,799	2.2	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	6.0	100.0	100.0	100.0	100.0	100.0	1,791	2.5	3
Subtotal/Weighted Average				11	594,885	73.0%	93.0%	95.0%	94.2%	94.3%	93.6%	$108,513	71.6%	48

"Non Same Store" Retail
183-187 Broadway, 5-7 Dey Street	100.0	Lower Manhattan	Fee Interest	3	82,700	10.0	49.9	54.1	61.1	69.7	76.6	$2,466	3.4	20
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	1.0	54.3	54.3	54.3	—	54.3	600	0.8	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,800	3.9	1
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	8.0	93.9	93.9	93.9	93.9	93.9	12,041	3.3	9
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	7.0	67.5	67.5	67.5	67.5	67.5	24,699	17	2
Subtotal/Weighted Average				9	223,178	27.0%	69.3%	70.8%	73.4%	74.4%	79.3%	$42,606	28.4%	33

Total / Weighted Average Retail Properties				20	818,063	100.0%	86.5%	88.4%	88.6%	88.8%	89.8%	$151,119	100.0%	81

Residential Properties
	Ownership			# of	Useable		Occupancy (%)					Average Monthly (2)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333	93.1	94.0	92.8	95.2	89.5	$4,131	$15,320
400 East 57th Street (1)	41.0	Upper East Side	Fee Interest	1	290,482	261	88.1	91.6	93.5	92.7	92.3	3,396	10,319
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	126	89.7	91.3	92.9	92.8	95.2	3,304	4,984
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	97	96.9	88.5	91.7	96.9	96.9	3,864	4,596
Subtotal/Weighted Average				3	735,587	817	91.9%	92.2%	92.9%	94.2%	92.2%	$3,749	$35,424

"Non Same Store" Residential
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	27,000	28	39.3	42.9	42.9	42.9	85.7	$1,255	$622
605 West 42nd Street	20.0	Midtown West	Fee Interest	1	927,358	1,175	65.1	55.0	—	N/A	N/A	4,107	37,705
Stonehenge Portfolio	Various		Fee Interest	16	2,029,924	2,189	91.3	92.2	94.6	94.8	94.3	3,892	100,915
Subtotal/Weighted Average				18	2,984,282	3,392	81.8%	78.9%	61.4%	94.1%	94.2%	$3,941	$139,241

Total / Weighted Average Residential Properties				21	3,719,869	4,209	83.8%	81.5%	67.5%	94.2%	93.6%	$3,900	$174,665

(1) Stonehenge Portfolio Property.
(2) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	34	Fourth Quarter 2016

SELECTED PROPERTY DATA Development / Redevelopment and Land Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total	Gross RE
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants	Book Value

Development / Redevelopment
One Vanderbilt	100.0	Grand Central	Fee Interest	1	—	—	—	—	—	—	—	—	—	$0	$388,067
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	44.0	58.3	48.1	46.1	45.9	41.6	19,347	63.1	27	352,416
562 Fifth Avenue	100.0	Plaza District	Fee Interest	1	42,635	5.0	100.0	100.0	100.0	100.0	100.0	2,100	12.5	1	68,754
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	9.0	2.9	4.9	4.9	4.9	4.9	1,240	3.7	1	349,128
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	—	—	—	—	—	—	—	—	—	—	68,053
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	—	79,018
55 West 46th Street	25.0	Midtown	Fee Interest	1	347,000	43.0	50.1	17.1	17.1	8.1	—	13,668	20.3	5	319,080
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	—	100.0	100.0	100.0	100.0	100.0	85	0.5	1	6,781
Total / Weighted Average Development / Redevelopment Properties				8	814,149	100.0%	52.3%	34.0%	33.1%	29.2%	23.9%	$36,441	100.0%	$35	$1,631,297

Land
635 Madison Avenue (1)	100.0	Plaza District	Fee Interest	1	176,530	87.0	100.0	100.0	100.0	100.0	100.0	3,678	100.0
Total / Weighted Average Land				1	176,530	100.0%	86.8%	86.8%	100.0%	100.0%	100.0%	$3,678	100.0%

(1) Subject to a long-term, third party net operating lease.

Supplemental Information	35	Fourth Quarter 2016

SELECTED PROPERTY DATA Retail Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
5-7 Dey Street, 183 & 187 Broadway	100.0	Lower Manhattan	Fee Interest	3	82,700	4.0	49.9	54.1	61.1	69.7	76.6	$2,466	0.8	1.3	20
19-21 East 65th Street	90.0	Plaza District	Fee Interest	2	23,610	1.1	26.6	77.5	77.5	77.5	60.5	492	0.2	0.2	10
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0.4	54.3	54.3	54.3	—	54.3	600	0.2	0.3	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	2,800	0.9	1.4	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	217,519	10.5	100.0	100.0	100.0	100.0	100.0	12,083	4.0	6.2	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	—	—	—	—	—	—	—	—	—	—	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.0	100.0	100.0	100.0	100.0	100.0	13,597	4.5	7.0	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,799	0.6	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.5	100.0	100.0	100.0	100.0	100.0	1,791	0.6	0.9	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	—	100.0	100.0	100.0	100.0	100.0	85	—	—	1

Subtotal / Weighted Average				13	418,480	20.2%	85.0%	88.6%	90.0%	90.5%	92.5%	$35,713	11.7%	18.2%	51

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.8	100.0	100.0	100.0	100.0	100.0	$2,648	0.9	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.6	100.0	100.0	100.0	100.0	100.0	3,728	1.2	0.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.3	100.0	100.0	100.0	100.0	100.0	1,459	0.5	0.4	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.3	93.9	93.9	93.9	93.9	93.9	12,041	4.0	1.2	9
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.3	2.9	4.9	4.9	4.9	4.9	1,240	0.4	0.3	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	5.8	81.1	81.1	81.1	85.0	85.0	43,953	14.4	2.5	5
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.1	97.0	97.0	90.1	83.1	83.1	24,144	7.9	6.2	10
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	2.8	67.5	67.5	67.5	67.5	67.5	24,699	8.1	6.3	2

Subtotal / Weighted Average				10	417,184	20.1%	72.5%	72.9%	71.8%	71.8%	71.8%	$113,911	37.4%	17.9%	31

Total / Weighted Average Prime Retail				23	835,664	40.4%	78.7%	80.8%	80.9%	81.2%	82.0%	$149,624	49.1%	36.0%	82

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	49,992	2.4	100.0	100.0	100.0	100.0	100.0	$2,817	0.9	1.4	6
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	100.0	100.0	100.0	100.0	100.0	2,897	1.0	1.3	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.6	100.0	100.0	100.0	100.0	68.4	4,706	1.5	2.4	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.7	59.0	59.0	77.6	84.3	96.5	1,720	0.6	0.9	3
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	88.0	88.0	88.0	88.0	88.0	456	0.1	0.2	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.2	100.0	100.0	87.0	87.0	87.0	3,319	1.1	1.7	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	13,772	0.7	34.1	49.2	49.2	55.4	55.4	1,027	0.3	0.2	7
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	543	0.2	0.3	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2.4	86.0	96.8	100.0	100.0	100.0	3,198	1.1	1.6	4
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,207	0.7	1.1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2.2	65.5	62.1	62.1	62.1	100.0	3,752	1.2	1.9	5
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	2.9	100.0	100.0	100.0	100.0	100.0	1,880	0.6	1.0	2
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	4,264	0.2	100.0	100.0	100.0	100.0	100.0	830	0.3	0.4	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2.2	100.0	100.0	100.0	100.0	100.0	9,545	3.1	4.9	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.6	100.0	100.0	97.8	90.6	89.3	22,113	7.3	11.3	18
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.1	100.0	100.0	100.0	100.0	100.0	3,119	1.0	1.6	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.4	100.0	100.0	100.0	100.0	100.0	3,388	1.1	1.7	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.2	100.0	100.0	100.0	100.0	100.0	2,884	0.9	1.5	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.2	100.0	100.0	100.0	100.0	100.0	2,643	0.9	1.4	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	0.7	100.0	100.0	100.0	100.0	100.0	3,782	1.2	1.9	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	1.5	100.0	100.0	100.0	100.0	100.0	3,424	1.1	0.9	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.8	100.0	100.0	100.0	100.0	100.0	6,438	2.1	3.3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	65.7	100.0	100.0	100.0	2,752	0.9	1.4	6
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	8.9	89.5	89.5	100.0	100.0	100.0	18,258	6.0	9.3	6

Subtotal / Weighted Average				25	865,549	41.8%	92.4%	92.3%	95.7%	95.4%	96.6%	$107,982	35.5%	53.9%	116

Supplemental Information	36	Fourth Quarter 2016

SELECTED PROPERTY DATA - CONTINUED Retail Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165	3.6	100.0	100.0	100.0	100.0	87.2	$19,321	6.3	4.8	6
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340	1.9	100.0	100.0	100.0	100.0	100.0	3,359	1.1	0.9	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800	1.9	97.7	97.7	97.7	97.7	90.2	3,534	1.2	1.1	5
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.2	100.0	100.0	100.0	100.0	100.0	462	0.2	0.1	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191	0.1	100.0	100.0	100.0	100.0	—	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	1.9	100.0	100.0	100.0	100.0	100.0	3,371	1.1	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	18,545	0.9	18.9	18.9	18.9	18.9	18.9	838	0.3	0.2	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	2.6	100.0	100.0	100.0	100.0	100.0	4,990	1.6	1.3	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0.5	100.0	100.0	100.0	100.0	100.0	1,924	0.6	0.6	2
Stonehenge Portfolio	Various		Fee Interest	10	88,984	4.3	78.2	82.7	82.7	80.3	80.3	8,878	2.9	0.1	32

Subtotal / Weighted Average				19	369,565	17.8%	90.5%	91.5%	91.5%	90.9%	87.2%	$46,888	15.4%	10.1%	68

Total / Weighted Average Other Retail				44	1,235,114	59.6%	91.8%	92.1%	94.1%	94.1%	93.8%	$154,870	50.9%	64.0%	184

Retail Grand Total / Weighted Average				67	2,070,778	100.0%	86.5%	87.5%	89.0%	88.9%	89.0%	$304,494	100.0%		266
Retail Grand Total - SLG share of Annualized Rent												$195,483		100.0%

Supplemental Information	37	Fourth Quarter 2016

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized Cash Rent ($'s)	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15		100%	SLG%	Tenants
Manhattan Operating Properties - Reckson Portfolio
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	1.8	92.0	99.9	91.8	97.8	98.5	$10,024	1.8	1.6	24
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5.1	99.9	99.9	98.7	98.7	97.8	40,541	7.3	6.6	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.8	100.0	100.0	99.1	83.8	75.7	15,091	2.7	2.4	12
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	200,000	1.7	99.9	99.9	99.9	99.9	99.9	18,655	3.4	3.0	11
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8.0	99.9	99.9	99.9	99.7	99.9	40,627	7.4	6.6	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1.4	76.6	76.6	76.1	76.1	76.1	15,376	2.8	2.5	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	4.8	98.8	98.8	98.2	97.2	97.2	59,213	10.7	9.6	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	0.9	100.0	100.0	100.0	100.0	100.0	8,979	1.6	1.5	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1.4	100.0	100.0	100.0	100.0	100.0	13,670	2.5	2.2	7
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	524,000	4.5	92.2	88.7	68.3	66.4	65.8	32,258	5.8	5.2	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	6.6	99.0	97.5	97.5	96.0	97.5	47,784	8.7	7.7	33
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	5.9	93.6	94.1	94.1	92.4	93.0	44,996	8.2	7.3	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	12.4	100.0	100.0	100.0	100.0	100.0	97,465		8.1	8
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9.0	99.0	94.3	99.0	99.0	99.0	91,541	16.6	14.8	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	4.8	87.9	98.8	98.5	99.6	99.6	39,529	7.2	6.4	34
Subtotal / Weighted Average				8,239,645	70.1%	97.1%	97.2%	96.1%	95.4%	95.3%	$575,750	86.7%	85.6%	283

"Non Same Store"
110 Greene Street	90.0	Soho	Fee Interest	223,600	1.9	69.3	74.7	77.3	80.3	78.1	$9,682		1.4	58
Subtotal / Weighted Average				223,600	1.9%	69.3%	74.7%	77.3%	80.3%	78.1%	$9,682		1.4%	58

Total / Weighted Average Manhattan Consolidated Properties				8,463,245	72.0%	96.4%	96.6%	95.6%	95.0%	94.9%	$585,432	86.7%		341
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$536,706		87.0%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	74.8	74.8	74.8	74.8	74.8	$1,865	0.3	0.3	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	61.3	59.2	59.2	59.2	59.2	1,479	0.3	0.2	4
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	52.2	52.2	52.2	52.2	5.8	1,040	0.2	0.2	2
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	85.8	85.8	85.8	85.8	85.8	2,149	0.4	0.3	10
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	91.3	91.3	88.8	87.7	87.7	1,867	0.3	0.3	10
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	56.7	56.7	56.7	56.7	56.7	1,577	0.3	0.3	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	180,000	1.5	96.1	96.1	94.4	98.3	98.3	4,355	0.8	0.7	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	1.5	49.5	49.5	49.5	78.7	77.2	1,611	0.3	0.3	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2.1	66.0	52.2	52.2	52.2	47.1	4,248	0.8	0.7	11
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2.1	95.8	95.8	94.5	94.5	82.7	5,885	1.1	1.0	9
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	1.9	97.8	97.8	97.8	97.8	97.8	5,373	1.0	0.9	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3.3	98.4	98.4	97.8	98.4	94.7	14,466	2.6	2.3	21
Westchester, New York Subtotal / Weighted Average				2,005,000	17.1%	81.9%	80.0%	79.5%	82.5%	77.5%	$45,916	8.3%	7.4%	102

"Same Store" Connecticut
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	36,800	0.3	100.0	100.0	100.0	100.0	100.0	$733	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	133,000	1.1	87.0	87.0	87.6	87.0	88.9	5,224		0.4	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	192,000	1.6	95.0	96.4	96.4	97.9	99.1	7,867		0.7	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	1.5	66.5	76.9	79.6	75.6	74.7	4,555	0.8	0.7	19
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1.2	91.3	88.2	79.3	76.9	75.3	4,325	0.8	0.7	27
Connecticut Subtotal/Weighted Average				687,200	5.8%	85.4%	87.9%	86.9%	85.6%	85.8%	$22,705	1.7%	2.6%	66

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2.4	73.3	73.3	66.2	66.2	66.2	$4,734	0.9	0.8	7
New Jersey Subtotal / Weighted Average				278,000	2.4%	73.3%	73.3%	66.2%	66.2%	66.2%	$4,734	0.9%	0.8%	7

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	2.7	95.2	95.9	97.3	96.4	95.5	$13,042	2.4	2.1	67
Brooklyn, New York Subtotal / Weighted Average				317,600	2.7%	95.2%	95.9%	97.3%	96.4%	95.5%	$13,042	2.4%	2.1%	67

Total / Weighted Average Suburban Consolidated Properties				3,287,800	28.0%	82.6%	81.6%	83.1%	80.0%	81.5%	$86,084	13.4%		241
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$79,624		13.1%

Reckson Operating Properties Grand Total / Weighted Average				11,751,045	100.0%	92.7%	92.7%	91.7%	91.7%	90.7%	$671,830	100.0%		583
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$616,689		100.0%
Reckson Operating Properties Same Store Occupancy %				11,527,445	98.1%	93.2%	93.0%	92.0%	91.9%	91.0%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.				(2) The Company owns 50% of the fee interest.

Supplemental Information	38	Fourth Quarter 2016

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

Retail
102 Greene Street	100.0	Soho	Fee Interest	9,200	2.0	54.3	54.3	54.3	—	54.3	$600	1.7	1
115 Spring Street	100.0	Soho	Fee Interest	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,800	7.8	1
131-137 Spring Street	20.0	Soho	Fee Interest	68,342	16.0	93.9	93.9	93.9	93.9	93.9	12,041	6.7	9
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	63.0	100.0	100.0	100.0	100.0	100.0	14,904	41.3	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	21,124	5.0	100.0	100.0	100.0	100.0	100.0	13,597	37.7	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	12.0	100.0	100.0	100.0	100.0	100.0	1,791	5.0	3
Total Retail Properties				426,016	100.0%	98.0%	98.0%	98.0%	96.9%	98.0%	$45,733	100.0%	25

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total Land Properties				176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

Residential Properties
	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Dec-16	Sep-16	Jun-16	Mar-16	Dec-15	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	93.1	94.0	92.8	95.2	89.5	$15,320	$4,131	310
Total Residential Properties				222,855	333	93.1%	94.0%	92.8%	95.2%	89.5%	$15,320	$4,131	310

(1) Calculated based on occupied units

Supplemental Information	39	Fourth Quarter 2016

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

								% of
						% of	SLG Share of	SLG Share of
		Lease	Total	Annualized	Rent PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)	Annualized	Cash Rent	Cash Rent ($)	Cash Rent	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2017, 2019, 2020 & 2037	2,401,307	$131,588 (2)	$54.80 (2)	8.2%	$107,770	8.1%	A
Viacom International, Inc.	1515 Broadway	2031	1,330,735	89,080	$66.94	5.6%	89,080	6.7%	BBB-
Penguin Random House, Inc.	1745 Broadway	2020 & 2033	644,598	43,512	$67.50	2.7%	24,745	1.9%	BBB+
Sony Corporation	11 Madison Avenue	2031	578,791	42,857	$74.05	2.7%	25,714	1.9%	BBB-
Debevoise & Plimpton, LLP	919 Third Avenue	2021	576,867	46,499	$80.61	2.9%	23,714	1.8%
The City of New York	16 Court Street, 100 Church Street & 420 Lexington Avenue	2017, 2020, 2030 & 2034	554,694	19,765	$35.63	1.2%	19,765	1.5%	Aa2
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	2017 & 2032	391,593	17,028	$43.48	1.1%	17,028	1.3%	BBB+
Citigroup, N.A.	485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue & 750 Washington Blvd	2017, 2019 & 2027	388,753	21,575	$55.50	1.3%	20,198	1.5%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	385,325	28,916	$75.04	1.8%	28,916	2.2%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	17,800	$52.48	1.1%	17,800	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	15,024	$44.38	0.9%	15,024	1.1%	BBB
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,957	17,371	$52.80	1.1%	17,371	1.3%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	18,773	$71.33	1.2%	9,574	0.7%
Bloomberg LP	919 Third Avenue	2029	256,107	14,213	$55.50	0.9%	7,249	0.5%
HF Management Services LLC	100 Church Street	2032	230,394	7,802	$33.86	0.5%	7,802	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,964	$30.57	0.4%	6,964	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,579	$42.08	0.6%	9,579	0.7%	Aa2
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	214,707	16,396	$76.36	1.0%	12,870	1.0%
Bloomingdales, Inc.	919 Third Avenue	2024	205,821	11,879	$57.72	0.7%	6,058	0.5%	BBB
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,566	$80.22	0.9%	14,566	1.1%	BBB-
The Travelers Indemnity Company	485 Lexington Avenue	2021	176,838	11,306	$63.94	0.7%	11,306	0.9%	AA
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & 680 Washington Blvd	2026 & 2031	173,438	9,662	$55.71	0.6%	9,453	0.7%	BBB-
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,581	$50.16	0.5%	8,581	0.6%
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	164,771	11,061	$67.13	0.7%	11,061	0.8%
Verizon	1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	2018, 2019 & 2026	162,409	4,517	$27.81	0.3%	4,517	0.3%	BBB+
News America Incorporated	1185 Avenue of the Americas	2020	161,722	15,958	$98.68	1.0%	15,958	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,832	$92.73	0.9%	14,832	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,394	10,031	$62.94	0.6%	4,905	0.4%	BBB
Yelp, Inc.	11 Madison Avenue	2025	152,232	12,974	$85.22	0.8%	7,784	0.6%
National Hockey League	1185 Avenue of the Americas	2022	148,217	13,750	$92.77	0.9%	13,750	1.0%

Total			11,696,585	$703,857 (2)	$60.18 (2)	43.9%	$583,935	44.1%

(1) Corporate or bond rating from S&P or Moody's.
(2) Reflects the net rent for the 1 Madison Avenue lease. If this lease were included on a gross basis, Credit Suisse's total PSF annualized rent would be $62.97 and total PSF annualized rent for the largest tenants would be $61.85.

Supplemental Information	40	Fourth Quarter 2016

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.4%	0.2%
Business Services	2.6%	3.0%
Financial Services	32.5%	30.7%
Government / Non Profit	3.5%	5.1%
Legal	7.5%	13.4%
Manufacturing	2.3%	5.7%
Medical	2.5%	1.8%
Other	7.3%	3.1%
Professional Services	6.7%	13.3%
Retail	7.0%	3.2%

TAMI
Technology	1.7%	6.7%
Advertising	4.5%	1.0%
Media	17.1%	12.9%
Information	0.4%	0.0%

Total	100.0%	100.0%

Supplemental Information	41	Fourth Quarter 2016

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/16			1,031,603

Space which became available during the Quarter (2):
Office
	30 East 40th Street	3	2,558	2,558	$62.86
	100 Park Avenue	1	34,129	36,223	72.96
	110 East 42nd Street	2	17,195	17,195	61.66
	110 Greene Street	6	24,662	21,263	66.41
	220 East 42nd Street	1	41,575	44,034	44.28
	420 Lexington Avenue	7	23,525	29,745	54.89
	600 Lexington Avenue	2	15,548	15,779	62.91
	800 Third Avenue	1	2,973	2,973	64.41
	810 Seventh Avenue	1	3,766	4,028	68.19
	1350 Avenue of the Americas	2	67,888	67,427	72.99
	Total/Weighted Average	26	233,819	241,225	$63.17

Retail
	3 Columbus Circle	1	3,449	3,449	$481.67
	420 Lexington Avenue	1	3,317	5,372	133.22
	625 Madison Avenue	1	1,564	1,564	1,022.97
	Total/Weighted Average	3	8,330	10,385	$382.94

Storage
	220 East 42nd Street	1	818	818	$23.46
	420 Lexington Avenue	1	65	112	$30.69
	Total/Weighted Average	2	883	930	$24.33

	Total Space which became available during the quarter
	Office	26	233,819	241,225	$63.17
	Retail	3	8,330	10,385	$382.94
	Storage	2	883	930	$24.33
		31	243,032	252,540	$76.18

	Total Available Space		1,274,635

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	42	Fourth Quarter 2016

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,274,635

Office
	3 Columbus Circle	2	5.2	6,241	6,126	$71.56	$61.19	—	2.0
	30 East 40th Street	1	3.0	1,250	1,495	$62.00	$50.90	—	1.0
	110 Greene Street	4	4.1	12,443	12,494	$74.89	$58.65	$5.02	1.1
	420 Lexington Avenue	3	5.8	8,268	11,738	$60.35	$54.89	$9.83	1.2
	711 Third Avenue	1	11.6	18,305	23,679	$63.00	$44.67	$99.22	1.0
	750 Third Avenue	1	5.2	11,465	11,779	$65.00	$62.55	$102.62	2.0
	800 Third Avenue	1	8.2	6,487	7,200	$60.00	—	$75.00	4.0
	1185 Avenue of the Americas	2	10.0	50,000	55,272	$60.00	$64.75	$70.00	12.0
	Total/Weighted Average	15	8.5	114,459	129,783	$63.03	$58.85	$62.76	6.0

Retail
	485 Lexington Avenue	1	15.4	1,571	1,612	$310.17	$50.86	—	5.0
	625 Madison Avenue	1	2.5	1,564	1,509	$1,100.00	$1,060.26	—	—
	1350 Avenue of the Americas	1	15.5	6,652	6,652	$75.17	$119.05	$27.81	6.0
	Total/Weighted Average	3	13.5	9,787	9,773	$272.17	$253.13	$18.93	4.9

Storage
	220 East 42nd Street	1	5.0	818	818	$25.50	$23.46	—	—
	Total/Weighted Average	1	5.0	818	818	$25.50	$23.46	—	—
Leased Space
	Office (3)	15	8.5	114,459	129,783	$63.03	$58.85	$62.76	6.0
	Retail	3	13.5	9,787	9,773	$272.17	$253.13	$18.93	4.9
	Storage	1	5.0	818	818	$25.50	$23.46	—	—
	Total	19	8.8	125,064	140,374	$77.38	$74.03	$59.34	5.9

Total Available Space as of 12/31/16				1,149,571

Early Renewals
Office
	420 Lexington Avenue	1	5.2	317	536	$65.00	$63.64	$46.4	1.5
	521 Fifth Avenue	1	5.3	5,822	6,580	$65.00	$68.20	$15.0	3.0
	609 Fifth Avenue	1	1.0	2,020	2,151	$74.01	$74.01	—	—
	625 Madison Avenue	1	5.0	600	975	$233.85	$207.14	—	—
	1350 Avenue of the Americas	2	2.5	30,714	31,556	$94.76	$93.41	$1.81	1.4
	Total/Weighted Average	6	2.9	39,473	41,798	$91.87	$90.71	$4.32	1.6

Retail
	420 Lexington Avenue	1	20.0	25,082	40,334	$68.00	$40.59	$24.8	—
	461 Fifth Avenue	1	10.3	15,442	14,398	$114.60	$100.55	—	2.0
	Total/Weighted Average	2	17.5	40,524	54,732	$80.26	$56.37	$18.27	0.5
Renewals
	Early Renewals Office	6	2.9	39,473	41,798	$91.87	$90.71	$4.32	1.6
	Early Renewals Retail	2	17.5	40,524	54,732	$80.26	$56.37	$18.3	0.5
	Total	8	11.2	79,997	96,530	$85.29	$71.24	$12.23	1.0

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $63.17/rsf for 112,581 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $70.94/rsf for 154,379 rentable SF.

Supplemental Information	43	Fourth Quarter 2016

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/16			991,847

Space which became available during the Quarter (2):
Office
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	2	4,957	5,504	$25.58
	1 Landmark Square, Stamford, Connecticut	4	21,647	21,774	36.56
	750 Washington Boulevard, Stamford, Connecticut	1	5,940	6,250	42.15
	1055 Washington Boulevard, Stamford, Connecticut	2	26,140	26,140	36.62
	16 Court Street, Brooklyn, New York	2	3,920	3,972	41.84
	Total/Weighted Average	11	62,604	63,640	$36.51

Storage
	1055 Washington Boulevard, Stamford, Connecticut	2	600	628	$15.00
	Total/Weighted Average	2	600	628	$15.00

	Total Space which became available during the Quarter
	Office	11	62,604	63,640	$36.51
	Storage	2	600	628	$15.00
		13	63,204	64,268	$36.30

	Total Available Space		1,055,051

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	44	Fourth Quarter 2016

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,055,051

Office
	1100 King Street - 2 Int'l Drive, Rye Brook, New York	1	5.3	1,868	1,868	$25.00	—	$42.00	4.0
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	2	10.8	4,957	5,504	$26.00	$25.56	$42.50	10.0
	100 Summit Lake Drive, Valhalla, New York	1	11.0	34,119	34,119	$23.50	—	$13.44	14.0
	1 Landmark Square, Stamford, Connecticut	4	8.3	21,558	21,658	$35.07	$38.18	$15.29	7.6
	2 Landmark Square, Stamford, Connecticut	1	5.4	3,158	3,158	$34.00	—	$51.54	5.0
	3 Landmark Square, Stamford, Connecticut	1	6.0	7,084	7,084	$33.00	—	$0.00	4.0
	750 Washington Boulevard, Stamford, Connecticut	1	5.2	3,192	3,361	$43.00	$42.15	$12.30	2.0
	1010 Washington Boulevard, Stamford, Connecticut	2	5.1	4,472	4,472	$20.51	—	$30.96	5.4
	1055 Washington Boulevard, Stamford, Connecticut	2	4.8	7,708	7,708	$36.54	—	$34.81	5.0
	16 Court Street, Brooklyn, New York	2	4.3	1,640	2,128	$55.03	42.01	$5.55	—
	Total/Weighted Average	17	8.5	89,756	91,060	$29.95	$36.23	$18.94	9.0

Storage
	100 Summit Lake Drive, Valhalla, New York	1	11.0	274	274	$12.00	—	—	—
	Total/Weighted Average	1	11.0	274	274	$12.00	$0.00	—	—

Leased Space
	Office (3)	17	8.5	89,756	91,060	$29.95	$36.23	$18.94	9.0
	Storage	1	11.0	274	274	$12.00	—	—	—
	Total	18	8.5	90,030	91,334	$29.90	$36.23	$18.88	9.0

Total Available Space as of 12/31/16				965,021

Early Renewals
Office
	520 White Plains Road, Tarrytown, New York	2	1.8	16,708	16,708	$30.95	$28.25	$5.00	—
	115-117 Stevens Avenue, Valhalla, New York	3	1.0	10,434	10,434	$28.33	$22.25	—	—
	1055 Washington Boulevard, Stamford, Connecticut	1	3.3	3,360	3,360	$35.00	$36.53	$5.00	4.0
	16 Court Street, Brooklyn, New York	1	10.0	7,200	7,903	$51.00	$39.95	$13.59	1.0
	Total/Weighted Average	7	3.4	37,702	38,405	$34.72	$29.75	$5.41	0.6
Retail
	16 Court Street, Brooklyn, New York	1	7.0	3,100	3,134	$225.00	$185.76	—	1.0
	Total/Weighted Average	1	7.0	3,100	3,134	$225.00	$185.76	—	1.0

Renewals
	Early Renewals Office	7	3.4	37,702	38,405	$34.72	$29.75	$5.41	0.6
	Early Renewals Retail	1	7.0	3,100	3,134	$225.00	$185.76	—	1.0
	Total	8	3.7	40,802	41,539	$49.07	$41.52	$5.00	0.6

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $37.65/rsf for 24,635 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $35.86/rsf for 63,040 rentable SF.

Supplemental Information	45	Fourth Quarter 2016

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2016 (1)	10	27,470	0.17%	$1,527,766	$55.62	$60.22	1	291	—%	$6,600	$22.68	$25.00

1st Quarter 2017	13	305,633	1.93%	$19,749,708	$64.62	$72.03	3	42,683	0.68%	$4,813,691	$112.78	$104.13
2nd Quarter 2017	34	287,267	1.82%	17,497,065	60.91	63.97	4	58,225	0.93%	2,984,030	51.25	80.60
3rd Quarter 2017	20	89,852	0.57%	3,498,797	38.94	43.41	2	11,627	0.19%	842,589	72.47	73.58
4th Quarter 2017	26	124,280	0.79%	10,106,739	81.32	79.86	5	56,039	0.90%	4,299,917	76.73	82.71

Total 2017	93	807,032	5.11%	$50,852,309	$63.01	$67.18	14	168,574	2.70%	$12,940,227	$76.76	$86.77

2018	81	578,443	3.66%	$46,786,194	$80.88	$99.19	25	184,000	2.95%	$19,563,327	$106.32	$82.36
2019	83	1,094,850	6.92%	76,803,121	70.15	74.66	24	394,517	6.32%	31,689,930	80.33	84.89
2020	91	2,324,895	14.70%	151,005,604	64.95	70.03	22	305,721	4.89%	19,001,451	62.15	72.47
2021	96	1,780,793	11.26%	113,833,575	63.92	66.64	19	295,237	4.73%	17,890,405	60.60	69.69
2022	61	1,000,636	6.33%	68,373,629	68.33	78.91	18	182,971	2.93%	12,982,175	70.95	76.23
2023	39	788,591	4.98%	45,931,872	58.25	65.36	13	468,116	7.50%	35,661,293	76.18	74.44
2024	27	263,374	1.66%	18,531,973	70.36	74.14	16	358,900	5.75%	32,611,877	90.87	88.96
2025	35	683,690	4.32%	59,803,192	87.47	87.69	13	404,759	6.48%	33,761,284	83.41	86.07
Thereafter	119	6,470,098	40.90%	385,199,730	59.54	67.37	33	3,482,533	55.76%	240,549,525	69.07	82.79
	735	15,819,872	100.00%	$1,018,648,965	$64.39	$70.94	198	6,245,619	100.00%	$456,658,094	$73.12	$81.64

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to December 31, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of December 31, 2016. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	46	Fourth Quarter 2016

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2016 (1)	21	66,467	2.03%	$2,356,325	$35.45	$38.03	2	4,060	0.91%	$116,797	$28.77	$36.00

1st Quarter 2017	10	55,811	1.71%	$1,789,439	$32.06	$29.94	—	—	—%	$0	$0.00	$0.00
2nd Quarter 2017	16	54,319	1.66%	2,002,699.00	36.87	39.47	1	8,887	1.99%	313,711.00	35.30	35.27
3rd Quarter 2017	7	38,611	1.18%	1,510,243	39.11	38.93	2	19,124	4.28%	688,908.00	36.02	35.60
4th Quarter 2017	6	38,700	1.18%	1,747,404	45.15	45.06	3	15,006	3.36%	483,633.00	32.23	32.70

Total 2017	39	187,441	5.73%	$7,049,785	$37.61	$37.68	6	43,017	9.63%	$1,486,252	$34.55	$34.52

2018	55	291,529	8.91%	10,024,149	34.38	36.62	2	22,538	5.05%	925,624	41.07	36.00
2019	53	476,105	14.55%	13,908,934	29.21	29.82	6	31,879	7.14%	1,075,837	33.75	36.00
2020	37	304,384	9.30%	11,368,742	37.35	40.32	3	38,562	8.64%	1,496,230	38.80	36.00
2021	42	467,193	14.27%	14,739,151	31.55	30.93	5	104,296	23.37%	3,882,572	37.23	36.00
2022	31	149,124	4.56%	5,753,446	38.58	42.15	1	16,383	3.67%	585,204	35.72	36.00
2023	20	174,333	5.33%	5,751,636	32.99	34.88	2	42,334	9.48%	1,422,001	33.59	36.00
2024	15	212,802	6.50%	7,222,120	33.94	42.63	2	52,707	11.81%	1,813,260	34.40	36.00
2025	16	167,698	5.12%	5,503,511	32.82	34.39	1	1,729	0.39%	57,600	33.31	36.00
Thereafter	37	776,078	23.71%	24,222,082	31.21	33.47	4	88,854	19.91%	2,924,754	32.92	35.96
	366	3,273,154	100.00%	$107,899,881	$32.97	$34.94	34	446,359	100.00%	$15,786,131	$35.37	$35.85

	(1) Includes month to month holdover tenants that expired prior to December 31, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of December 31, 2016. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	47	Fourth Quarter 2016

ANNUAL LEASE EXPIRATIONS Retail Leases Excluding Suburban Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2016 (1)	4	3,272	0.94%	$419,797	$128.3	$123.49	—	—	—%	$0	$0.00	$0.00
2017	16	22,954	6.59%	1,940,486	84.54	532.84	8	28,451	9.13%	2,747,628	96.57	101.19
2018	8	14,449	4.15%	828,956	57.37	74.53	2	26,171	8.40%	1,848,552	70.63	78.27
2019	4	5,350	1.53%	574,016	107.29	108.78	—	—	—%	—	—	—
2020	3	8,107	2.33%	1,164,880	143.69	469.3	3	25,424	8.16%	5,300,558	208.49	277.01
2021	1	108,148	31.03%	6,740,732	62.33	70.00	3	21,411	6.87%	4,211,325	196.69	249.06
2022	1	1,366	0.39%	218,176	159.72	299.00	2	50,808	16.31%	21,778,494	428.64	501.10
2023	2	8,776	2.52%	723,210	82.41	99.84	2	7,131	2.29%	1,458,648	204.55	350.00
2024	5	76,039	21.82%	16,275,555	214.04	221.22	1	7,793	2.50%	4,882,620	626.54	898.00
2025	3	33,944	9.74%	818,978	24.13	23.84	3	16,143	5.18%	1,127,446	69.84	68.69
Thereafter	4	66,141	18.98%	6,008,465	90.84	121.03	7	128,270	41.16%	70,555,364	550.05	566.18
	51	348,546	100.00%	$35,713,251	$102.46	$150.88	31	311,602	100.00%	$113,910,635	$365.56	$404.33
Vacancy (5)		14,612				313.98		89,991				402.65
		363,158				$157.44		401,593				$403.95

Other Retail
2016 (1)	—	—	—%	$0	$0.00	$0.00	1	120	0.04%	$21,000	$175.00	$175.00
2017	6	11,188	1.39%	1,592,309	142.32	272.67	3	3,123	0.93%	462,296	148.03	151.69
2018	8	62,051	7.72%	11,885,077	191.54	348.35	7	13,587	4.05%	2,034,250	149.72	159.83
2019	6	56,522	7.03%	4,994,974	88.37	209.62	2	7,400	2.20%	1,207,625	163.19	195.41
2020	9	26,481	3.29%	5,582,397	210.81	301.99	3	32,800	9.77%	1,513,530	46.14	54.77
2021	11	26,753	3.33%	2,832,921	105.89	146.16	2	5,992	1.78%	636,484	106.22	103.52
2022	14	130,693	16.26%	16,442,845	125.81	158.93	6	12,603	3.75%	1,670,149	132.52	175.49
2023	5	38,875	4.84%	5,262,738	135.38	146.93	4	15,009	4.47%	1,398,868	93.20	94.67
2024	7	28,143	3.50%	4,810,348	170.93	163.24	11	30,774	9.16%	3,438,605	111.74	150.11
2025	12	36,345	4.52%	12,878,588	354.34	393.19	4	3,147	0.94%	664,060	211.01	207.62
Thereafter	38	386,842	48.12%	41,700,151	107.80	120.12	25	211,295	62.91%	33,840,810	160.16	182.79
	116	803,893	100.00%	$107,982,348	$134.32	$174.47	68	335,850	99.98%	$46,887,677	$139.61	$160.96
Vacancy (5)		61,548				372.08		43,648				88.06
		865,441				$188.53		379,498				$152.57

	(1) Includes month to month holdover tenants that expired prior to December 31, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2016. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	48	Fourth Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2016	Price ($'s) (1)
1998 - 2016 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	97.0	$78,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	92.2	65,600
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	32,000
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	27,300
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	66,700
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	93,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—	—	99.9	34,100
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	92.3	192,000
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	105,600
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	126,500
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	97.3	483,500
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	75.8	265,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	92,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	60,900
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	1,000,000
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	67,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	99.0	255,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	96.8	225,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	98.8	231,500
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	105,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	803,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	115,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—	—	N/A	91,200
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	89.2	210,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	76.6	182,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—	—	96.8	578,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	97.8	285,000
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	96.7	3,679,530
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	73,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	520,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	183,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	1,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	N/A	1,575,000
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.5	181,600
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Grand Central North	303,515	93.6	85.1	193,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	99.9	330,000
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	89.2	245,700
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	97.3	1,210,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	92.0	85,570
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	82.3	1,110,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	425,680
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	80,000
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	58.3	252,500
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	100.0	135,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	90,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	46,000
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	N/A	1,585,000
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	69.3	255,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	94.5	4,650
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,314,000	71.6	98.0	2,285,000
Dec-15	600 Lexington Avenue - remaining 45%	Fee Interest	Grand Central North	303,515	95.5	85.1	284,000
				41,085,198			$21,699,130
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	49	Fourth Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	31,500	177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	28,400	140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	60,000	177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	53,000	135
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	13,250	326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	233,900	256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	90,700	233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	14,500	208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	126,500	189
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	53,100	210
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	66,000	198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	58,500	229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	35,000	172
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	318,500	349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	70,000	167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	60,500	545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	97,500	510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	240,000	522
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	550,000	602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	61,500	407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	111,500	616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	200,000	749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	140,000	749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	335,000	659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	157,000	604
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	160,000	472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	310,000	463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	274,000	539
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	123,150	422
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	161,000	448
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	220,250	638
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	145,000	344
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	365,000	830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	115,000	777
				16,178,723	$6,959,650	$430

2016 Sales
Jun-16	388 & 390 Greenwich Street	Fee Interest	Downtown	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue (7)	Fee Interest	Park Avenue South	2,314,000	2,600,000	1,124
				4,949,000	$4,600,000	$929
(1) Company sold a 45% JV interest in the property at an implied $126.5 million gross asset valuation.
(2) Company sold a 75% JV interest in the property at an implied $318.5 million gross asset valuation.
(3) Company sold a 50% JV interest in the property at an implied $240.0 million gross asset valuation.
(4) Company sold a 85% JV interest in the property at an implied $335.0 million gross asset valuation.
(5) Company sold a 15% JV interest in the property at an implied $274.0 million gross asset valuation.
(6) Company sold a 45% JV interest in the property at an implied $1.28 billion gross asset valuation.
(7) Company sold a 40% JV interest in the property at an implied $2.6 billion gross asset valuation, inclusive of the cost associated with lease stipulated improvements to the property.

Supplemental Information	50	Fourth Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2016	Price ($'s) (1)
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	31,600
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	87.1	490,750
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	81.9	570,190
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	71.0	210,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	91.3	38,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	N/A	56,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	95.2	107,500
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	N/A	6,700
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	N/A	111,500
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	95.2	96,200
				6,198,100			$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	230,000	343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	20,767	143
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	481,100	343
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	13,500	104
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	121,100	208
Dec-15	140 Grand Street	Fee Interest	White Plains, New York	130,100	22,400	172
Dec-15	150 Grand Street	Fee Interest	White Plains, New York	85,000	9,600	113
				3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	Fee Interest	White Plains, New York	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	41,000	337
				187,141	$62,000	$331
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	51	Fourth Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	12/31/2016	Price ($'s) (1)
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	17,500
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	13,250
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	4,400
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Lower Manhattan	62,006	100.0	N/A	19,750
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	30,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	81.1	251,900
Aug-07	180 Broadway - 50% JV	Fee Interest	Lower Manahattan	24,300	85.2	N/A	13,600
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	225,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	317,000
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	73.3	29,364
Feb-08	182 Broadway - 50% JV	Fee Interest	Lower Manhattan	46,280	83.8	N/A	30,000
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	18,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	10,800
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	N/A	4,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	247,500
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	N/A	352,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	78,300
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	96.8	500,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	136,550
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	66,250
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	86.2	193,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	97.0	223,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest	—	4,473,603	76.3	N/A	880,104
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	163,500	—	N/A	31,160
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	83,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	96.9	—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	75,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	18,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	93.9	122,300
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	N/A	54,900
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	2.9	—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	96.3	386,775
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	N/A	146,222
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	41,149
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	52,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	282,415
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	27,400
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	145,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	54.3	32,250
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	72,500
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	50.1	295,000
Feb-15	Stonehenge Portfolio	Fee Interest	—	2,589,184	96.5	91.3	40,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	6,799
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	39.3	50,074
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Lower Manhattan	73,600	90.5	49.9	63,690
				12,164,472			$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Fee Interest	Lower Manhattan	9,100	58.3	—	$28,500
Apr-16	605 West 42nd Street - 20%	Fee Interest	Midtown West	927,358	—	65.1	759,046
				936,458			$787,546
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	52	Fourth Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	85,000	417
Apr-12	379 West Broadway	Leasehold Interest	Lower Manhattan	62,006	48,500	782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	617,584	5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	143,600	670
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	66,994	222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	45,400	411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	756,000	207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	68,700	5,023
Sep-14	180-182 Broadway	Fee Interest	Lower Manhattan	156,086	222,500	1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	470,000	431
Dec-15	570 & 574 Fifth Avenue	Fee Interest	Plaza District	24,327	125,400	5,155
				6,814,679	$3,800,610	$558
2016 Sales
Feb-16	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	$55,000	$826
Feb-16	885 Third Avenue	Fee Interest	Midtown / Plaza District	607,000	453,000	746
May-16	33 Beekman Street	Fee Interest	Downtown	163,500	196,000	1,199
Oct-16	400 East 57th Street (5)	Fee Interest	Upper East Side	290,482	170,000	585
				1,127,593	$874,000	$775
(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.
(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.
(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.
(4) The joint venture sold a 29% condominium interest in the property.
(5) Company sold a 49% JV interest in the property at an implied $170.0 million gross asset valuation.

Supplemental Information	53	Fourth Quarter 2016

EXECUTIVE AND SENIOR MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Executive Vice President, Property
Management and Construction
Marc Holliday
Chief Executive Officer	Neil H. Kessner
Executive Vice President, General
Andrew Mathias	Counsel - Real Property
President
David M. Schonbraun
Matthew J. DiLiberto	Co-Chief Investment Officer
Chief Financial Officer
Isaac Zion
Andrew S. Levine	Co-Chief Investment Officer
Chief Legal Officer
Maggie Hui
Steven M. Durels	Chief Accounting Officer
Executive Vice President, Director of
Leasing and Real Property

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SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Nicholas Yulico	(212) 713-3402	nick.yulico@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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